Exhibit (p)(1)
                                   FORUM FUNDS

                                 CODE OF ETHICS
                                DECEMBER 18, 1995

                         ADOPTED PURSUANT TO RULE 17J-1
                    UNDER THE INVESTMENT COMPANY ACT OF 1940

INTRODUCTION

         This Code of Ethics has been adopted by Forum Funds (the "Trust") with respect to each of its investment portfolios (each a "Fund") to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of a Fund may abuse their fiduciary duties to the Fund and to deal with other types of conflict of interest situations.

         No access person (as defined below) shall use any information concerning the investments or investment intentions of a Fund, or his or her ability to influence such investment intentions, for personal gain or in a manner detrimental to the interests of a Fund. In addition, no access person shall, directly or indirectly in connection with the purchase or sale of a security held or being considered for purchase or sale by a Fund:

         (i)  employ any device, scheme or artifice to defraud the Fund;

         (ii) make to the Fund, the Fund's investment adviser or distributor any untrue statement of a material fact or omit to state to any of the foregoing a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

         (iii) engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Fund; or

         (iv)  engage in any manipulative practice with respect to the Fund.

SECTION 1.  DEFINITIONS

         (a) "access person" means: any trustee, officer or advisory person of the trust.

         (b) "Access Person Account" means any securities account in which an access person has a direct or indirect beneficial interest.

         (c) "Act" means the Investment Company Act of 1940, as amended.

         (d) "advisory person" means, with respect to the trust:

         (i) any employee of the trust or of any company in a control relationship with the trust who, in connection with the employee's regular functions or duties, makes, participates in or obtains information regarding the purchase or sale of a security by the trust, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and

         (ii) any natural person in a control relationship to the trust that obtains information concerning recommendations made to the trust with regard to the purchase or sale of a security.

         (e) "being considered for purchase or sale" means, with respect to a security, when a recommendation to purchase or sell that security has been communicated and, with respect to the person making the recommendation, when that person seriously considers making the recommendation.

         (f) "beneficial owner" shall have the same meaning as that set forth in Rule 16a-1(a) under the Securities Exchange Act of 1934, as amended, except that the determination of direct or indirect beneficial ownership shall apply to all securities which an access person has or acquires. A beneficial owner of a security is any person who, directly or indirectly,

         (i) through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power (including the power to direct voting) or investment power (including the power to direct a disposition) in the security or

         (ii) through any contract, arrangement, understanding, relationship or otherwise, has or shares a direct or indirect pecuniary interest (the opportunity, directly or indirectly, to profit or share in any profit derived from a transaction in the subject securities) in a security.

         (g) "control" shall mean the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company.

         (h) "security" shall mean a "security" as defined in Section 2(a)(36) of the Act; provided, however, that the term security shall not include:

         (i) obligations issued or guaranteed by the U.S. Treasury or any other "Government security" as defined in Section 2(a)(16) of the Act with a remaining maturity of 12 months or less;

         (ii) bankers' acceptances and bank certificates of deposit;

         (iii) commercial paper;

         (iv) repurchase agreements covering any of the foregoing;

         (v) other money market instruments as determined by the trust's Board of Trustees (the "Board"); and

         (vi) shares of registered open-end investment companies.

SECTION 2.  PROHIBITED TRANSACTIONS

         (a) Access Person Account Prohibitions. No access person Account may purchase or sell any security if, to the knowledge of any access person having any beneficial ownership in the Access Person Account, that security (i) is being considered for purchase or sale by any Fund, (ii) is being purchased or sold by any Fund, or (iii) has been purchased or sold by any Fund within the preceding 5 business days. These prohibitions shall not apply if the access person obtains advance clearance of the transaction in accordance with the procedures in Section 3(b).

         (b) Clearance of Transactions. The prohibitions of Section 3(a) shall not apply to:

         (i) purchases or sales affected in any account over which an access person has no direct or indirect influence or control;

         (ii) purchases which are part of an automatic dividend reinvestment plan;

         (iii) purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer; or

         (iv) purchases or sales that are determined to be unlikely to have any economic impact on a Trust or on a Fund's ability to purchase or sell securities of the same type or other securities of the same issuer. Any such determination shall be made by an appropriate officer of the investment adviser to the subject Fund (such officer to have no personal interest in the subject transaction) and must be obtained in writing no more than 10 business days prior to the purchase or sale of a security. Among other things, the following factors should be considered in determining whether or not a proposed transaction should be allowed:

                  (A) whether the amount or nature of the transaction or person making it is likely to affect the price or market for the security;

                  (B) whether the individual making the proposed purchase or sale is likely to benefit from purchases or sales being made or being considered by the Fund;

                  (C) whether the security proposed to be purchased or sold is one that would qualify for purchase or sale by the Fund;

         (c) Undue Influence; Disclosure of Personal Interest. No access person shall cause or attempt to cause any Fund to purchase, sell or hold any security in a manner calculated to create any personal benefit to the access person or any Access Person Account. No access person shall recommend any securities transactions for a Fund without having disclosed his or her interest, if any, in such securities or the issuer thereof, including, without limitation, (i) his or her direct or indirect beneficial ownership of any securities of such issuer,
(ii) any position with such issuer or its affiliates and (iii) any present or proposed business relationship between such issuer or its affiliates, on the one hand, and such person or any party in which such person has a significant interest, on the other hand.

         (d) Corporate Opportunities. All access persons are expressly prohibited from taking personal advantage of any opportunity properly belonging to a Fund.

         (e) Confidentiality. Except as required in the normal course of carrying out an access person's business responsibilities, access persons are prohibited from revealing information relating to the investment intentions or activities of any Fund, or securities that are being considered for purchase or sale on behalf of any Fund.

SECTION 3.  REPORTING REQUIREMENTS

         (a) Access Person Reporting. All access persons must report the information described in Section 3(b) with respect to transactions in any security in which the access person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership. All access persons of the trust must report to the Secretary of the trust unless they are otherwise required to report to the distributor or an investment adviser of the trust pursuant to a Code of Ethics adopted by those entities. No person is required to make a report with respect to transactions effected for any account over which such person does not have any direct or indirect influence or control.

         (b) Trustee Reporting. A trustee of the trust who is not an interested person of the trust as defined in Section 2(a)(19) of the Act need only report a transaction if at the time of the transaction the trustee knew or, in the ordinary course of fulfilling his or her official duties as a trustee, should have known that, during the 15 day period immediately preceding or after the date of the transaction in a security by the trustee, such security is or was purchased or sold by a Fund or such purchase or sale was being considered for purchase or sale by a Fund or an investment adviser to a Fund.

         (c) Report Contents. Every report shall be made no later than 10 days after the end of the calendar quarter in which the transaction to which the report relates was effected, and (with respect to those reports required to be submitted to the Secretary) shall contain the following information:

         (i) the date of the transaction, the title and number of shares, and the principal amount of each security involved;

         (ii) the nature of the transaction (i.e., purchase, sale or other type of acquisition or disposition);

         (iii) the price at which the transaction was effected; and

         (iv) the name of the broker, dealer or bank with or through whom the transaction was effected.

All access person reports submitted to the distributor or an investment adviser of the trust pursuant to Section 3(a) shall contain the information required by the distributor or investment adviser.

         (d) Report Qualification. Any report may contain a statement that the report shall not be construed a an admission by the person making the report that he or she has any direct or indirect beneficial ownership in the securities to which the report relates.

SECTION 4.  MISCELLANEOUS

         (a) Notification Of Access Persons. The Secretary of the trust shall identify all access persons of the trust and inform them of this Code of Ethics and shall inform those access persons who are required to make reports to the Secretary of their reporting requirements. Appendix A, as it may be amended from time to time by the Secretary of the Trusts is a list of access persons who must report to the Secretary pursuant to Section 3 hereof. The duties of the Secretary may be delegated to the appropriate compliance personnel of the distributor and investment advisers to the trust.

         (b) Sanctions. Upon discovering a violation of this Code of Ethics, the Board may impose such sanctions as it deems appropriate, including, among other things, a letter of censure or suspension or termination of the employment of the violator.

         (c) Required Records. The trust shall maintain and cause to be maintained in an easily accessible place a copy of any Code of Ethics adopted by a Fund pursuant to Rule 17j-1 under the Act which has been in effect during the previous five (5) years. With respect to those access persons reporting to the Secretary, the trust shall maintain and cause to be maintained:

         (i) a record of any violation of any Code of Ethics adopted by the trust pursuant to Rule 17j-1 under the Act and of any action taken as a result of such violation, each for a period of not less than six years in an easily accessible place;

         (ii) a copy of each report made a period of not less than six years, the first three years in an easily accessible place; and

         (iii) a list of all persons who are, or within the past five years have been, required to make reports pursuant to any Code of Ethics adopted by a Fund pursuant to Rule 17j-1 under the Act, in an easily accessible place.

         (d) Reporting. At least annually the Secretary shall report to the Board on all matters relating to the operation of this Code.

                                   APPENDIX A
                                 ACCESS PERSONS


                                Costas Azariadis
                                 James C. Cheng
                                J. Michael Parish

                                                                  Exhibit (p)(2)
BROWN INVESTMENT ADVISORY
                                                                       MAY, 1999



                                 CODE OF ETHICS


Purpose: Establish a standard of professional conduct which will be maintained by the employees of the Company.

Applicability:    All Company Personnel

Policy: It is the policy of the Company to act as a fiduciary with undivided loyalties to its clients. It is the policy of the Company to adhere to all laws and regulations to which it may be subject by virtue of its business activities.

                  The Policy Manual of the Company sets forth numerous specific policies and procedures for the conduct of its business. The policies referenced below have particular relevance to the dual objectives of avoiding conflicts of interest and adhering to the laws which regulate the business affairs of the Company.

                  As such, this set of policies, as more fully set forth in the specific policies, shall constitute the Code of Ethics of the Company.

                  I.       Confidentiality of Client Accounts - Policy 220

                           It is the policy of the Company to disclose client information only when the client agrees that such information be disclosed, when disclosure is in the best interests of the client, or when required by applicable law or regulation.

     Use of Material Inside Information - Policy 305

                           It is the policy of the Company to comply with the restrictions of Rule 10b-5 of the Securities Exchange Act of 1934.

                  III. Personal Securities Transactions - Policy 333 and Procedure 333-01

         It is the policy of the Company to require all personnel to pre-clear all transactions in securities of employee related accounts, unless such accounts are non-discretionary or otherwise exempt.


                  IV.      Securities Restricted from Employees Purchase or Sale
                           - Policy 334

         It is the policy of the Company to restrict its employees from personal purchase or sale of certain issues from time to time, to ensure that all transactions for clients may be undertaken in a reasonable time prior to any employee securities transactions.



Office of Primary Responsibility:   President

BROWN INVESTMENT ADVISORY
                                                                  DECEMBER, 1998


                       CONFIDENTIALITY OF CLIENT ACCOUNTS

Purpose: To state the policy of the Company with regard to the confidentiality of client accounts.

Applicability:          All Company Personnel

Policy:                 General

                        A fiduciary relationship is confidential in nature, accordingly, it is the policy of the Company to disclose client information only when the client agrees that such information be disclosed, when disclosure is in the best interests of the client, or when required by applicable law or regulation.

                        Scope of Confidentiality

                        Employees shall not disclose "Confidential Information" to any person not employed by the Company except as outlined below. "Confidential Information" shall be the following: Any account, personal or financial information with respect to a client or prospective client, or any other confidential information concerning the Company's relationship with, or the handling of, the affairs of a client of the Company.

                        Disclosure of Client Records or Documents

                        Client information or records should be disclosed only under the following conditions:

                        1. The request for information is made by a party whose beneficial interest entitles him to such information under the law;
                        2. The request for information is made by court order or subpoena;
                        3. The request for information is made by the Securities and Exchange Commission or state
                               banking   authorities   having  an  official
                               interest in examination and supervision of the Company; or
                        4. It is determined by the Executive Committee that disclosure is in the best interest of the client.

                        Consequences for Violation of the Policy

                  Violation of this Policy by an employee shall be grounds for severe disciplinary action, including the termination of employment for cause.


Office of Primary Responsibility:   President

 BROWN INVESTMENT ADVISORY
                                                                     APRIL, 1996

                       USE OF MATERIAL INSIDE INFORMATION

Purpose: To state the policy of the Company with regard to ensuring compliance with Securities and Exchange Commission (SEC) regulations concerning the use of material inside information.

Applicability: All Company Personnel

Definition
Of Terms:      a.      Information means specific existing facts, events or
                       circumstances.
               b.      Material  information means it is of such importance that
                       it could reasonably be expected to affect the judgment of
                       investors in their buy,  hold or sell  decisions  and, if
                       generally known,  could affect  significantly  the market
                       price of the security.
               c.      Information  becomes  public  immediately  after  it has
                       appeared in the financial press, wire service, a company
                       publication,  broad  tape,  local  newspapers,  radio or
                       television.
               d.      Directors,  officers,  employees,  consultants,   public
                       accountants,   attorneys,   or underwriters  of or
                       appointed by the Company are deemed to be insiders for purposes of this Policy.

Policy: It is the policy of the Company to comply with the restrictions of Rule 10b.5 of the Securities Exchange Act in the buying and selling of securities. Any Company employee who comes into possession of inside (non-public) information must bring such information to the attention of the President who shall advise the Trust Investment Committee (TIC). The TIC shall direct investment personnel to refrain from trading in, or recommending, the securities concerned while such information remains undisclosed to the investing public.

If there is any question of whether or not particular information may be deemed "insider", the matter should be brought to the immediate attention of the President


Office of Primary Responsibility:   President


References:    -       OCC Opinions 9.3890 and 9.3895, Section C-7, Use of
                       Material Inside Information
               -       Section 10 and Rule 10b.5 of the Securities Exchange Act
                       of 1934

BROWN INVESTMENT ADVISORY
                                                                   JANUARY, 1999


                        PERSONAL SECURITIES TRANSACTIONS


Purpose: To state the policy of the Company regarding the disclosure and review process of their employees' personal securities transactions. The Company's personal securities trading policies and procedures have been developed in response to various banking and securities laws and rules of regulatory agencies. Each employee is expected to adhere to these policies and procedures so as to avoid any actual or potential conflicts of interest, and to avoid the appearance of impropriety or abuse of a position of trust and responsibility.


Applicability: All Company Personnel.


Definitions:   Employee  Related Account - The term "Employee  Related  Account"
               shall mean any account held in the name of an Employee or in which the Employee has a Beneficial Interest.

               Employee: The term "Employee" shall refer to all employees of the Company and members of their immediate families. Immediate family shall include the following persons: spouse, children, and other relatives or dependents who share the same household as the Employee.

               Non-Discretionary Accounts: An Employee Account shall be deemed to be Non-Discretionary when full investment discretion has been granted in writing to an investment manager, trustee or other professional with full discretion over the management of the Account and where the Employee does not participate in the investment decisions nor is informed in advance of transactions in the Account.

               Beneficial Interest: An Employee shall be considered to have a beneficial interest in an account if he or she has a present or future pecuniary benefit from the account. Employees are also deemed to have a beneficial interest in accounts (other than client accounts) in which they have the power, directly or indirectly, to make investment decisions. Examples include, but are not limited to, accounts for trusts, partnerships or corporations in which the Employee maintains an interest or derives a pecuniary benefit.

Policy: Pre-Clearance of Trades: It is the policy of the Company to require all personnel to pre-clear all transactions in securities in Employee Related Accounts, unless such accounts are Non-Discretionary. Transactions in mutual fund shares, dividend reinvestment plans and U.S. Government obligations shall be excluded from such requirement.

BROWN INVESTMENT ADVISORY
                                                                   JANUARY, 1999


               Reporting: It is the policy of the Company to require all personnel to report to the Company's President or his designee all transactions in securities in Employee Related Accounts. The Employee shall provide the Company with copies of all Employee Related Account statements. Personnel will thereby report the securities purchased or sold, indicate the dates of the transactions, and whether the transactions were purchases or sales.


Office of Primary Responsibility: President

Reference:             OCC 12 CFR 12.6(d),  Securities  Trading  Policies and
                       Procedures; Investment Advisors Act Rule 204-2(a)(12) and (13).

BROWN INVESTMENT ADVISORY
                                                                   JANUARY, 1999


                        PERSONAL SECURITIES TRANSACTIONS



Purpose: To delineate the Company's procedure regarding the reporting and pre-clearance of employees' personal securities transactions.


Applicability:      All Company Personnel.


Definitions:   Employee  Related Account - The term "Employee  Related  Account"
               shall mean any account held in the name of an Employee or in which the Employee has a Beneficial Interest.

               Employee: The term "Employee" shall refer to all employees of the Company and members of their immediate families. Immediate family shall include the following persons: spouse, children, and other relatives or dependents who share the same household as the Employee.

               Non-Discretionary Accounts: An Employee Related Account shall be deemed to be Non-Discretionary when full investment discretion has been granted in writing to an investment manager, trustee or other professional with full discretion over the management of the Account and where the Employee does not participate in the investment decisions nor is informed in advance of transactions in the Account.

               Beneficial Interest: An Employee shall be considered to have a beneficial interest in an account if he or she has a present or future pecuniary benefit from the account. Employees are also deemed to have a beneficial interest in accounts (other than client accounts) in which they have the power, directly or indirectly, to make investment decisions. Examples include, but are not limited to, accounts for trusts, partnerships or corporations in which the Employee maintains an interest or derives a pecuniary benefit.

Procedure:     Pre-Clearance  of Trades:  All Company  personnel shall pre-clear all  transactions  in  securities in Employee  Related  Accounts, unless  such  accounts  are  Non-Discretionary.  Transactions  in
               mutual  fund  shares,   dividend   reinvestment  plans  and  U.S.
               Government obligations shall be excluded from such requirement.

               To pre-clear trades, an employee shall obtain oral approval from the Head Trader or her designee, and complete and file a "Employee Equity Approval Transaction Form" (see attached) on trade date. Approvals of transactions are good for the day they are given and must be reinstated the next day if not executed or withdrawn. Only after receiving approval may the employee contact his or her broker-dealer or investment advisor to enter the order.

BROWN INVESTMENT ADVISORY
                                                                   JANUARY, 1999


               Reporting: In order to report all transactions in securities, all Company personnel shall instruct any broker-dealer or custodian where they maintain an Employee Related Account to send copies of their statements to: Brown Investment Advisory & Trust Company; Attention Sandra Doeller, P. O. Box 1944, Baltimore, Maryland 21203-1944 marked: "Confidential."


Office of Primary Responsibility: President

Reference:             OCC 12 CFR 12.6(d),  Securities  Trading  Policies and
                       Procedures; Investment Advisors Act Rule 204-2(a)(12) and (13).

BROWN INVESTMENT ADVISORY
                                                                   JANUARY, 1999

              SECURITIES RESTRICTED FROM EMPLOYEES PURCHASE OR SALE


Purpose: To state the policy of the Company with regard to restricting employees from personal transactions in certain issues purchased or sold for clients.

Applicability: All Company Personnel

Definitions:           The defined terms used herein are set forth in Policy
                       333, Personal Securities Transactions

Policy: It is the policy of the Company to restrict its employees from personal purchase or sale of certain issues from time to time, to ensure that all transactions for clients may be undertaken in a reasonable time prior to any employee securities transactions.

         1. All Company personnel are prohibited from personal transactions in Employee Related Accounts in an issue for a period of seven calendar days after such issue has been added to or deleted from the Growth Equity Guide List or had its rating changed (collectively, a "Rating Change"). In addition, if a security is undergoing a Rating Change by the responsible research analyst, all employees are restricted from personal securities transactions for three calendar days prior to such Rating Change.


               2.      All  Company   personnel  are  prohibited  from  personal
                       transactions in an issue when the trader is aware of any client orders which remain unexecuted.

               3. All employees who have access to security selection and trading decisions for investment companies shall be subject to the personal securities trading policies and procedures of such investment companies, as well as this Policy.

               4. All research analysts may not personally purchase or sell any security during a period beginning seven calendar days prior to, and extending until seven calendar days after a Rating Change with respect to a security on the Growth Equity Guide List in any sector for which they are responsible.

               5. Research analysts are required to inform the trading desk three calendar days prior to a making a Rating Change, unless some extraordinary event triggers immediate action.

               6. The blackout periods described above do not apply to Non-Discretionary Accounts.


Office of Primary Responsibility:    President

                                                                  Exhibit (p)(3)

                                 CODE OF ETHICS
                       Adopted Pursuant to Rule 17j-1Under
                       the Investment Company Act of 1940

                           As Amended January 1, 1995


INTRODUCTION

         This Code of Ethics has been adopted by H.M. Payson & Co., Inc. (the "Corporation") with respect to Payson Balanced Fund and Payson Value Fund, each a separate investment portfolio of Forum Funds, Inc. (each a "Fund") to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of a Fund may abuse their fiduciary duties to the Fund and to deal with other types of conflict of interest situations.

         No access person (as defined below) shall use any information concerning the investments or investment intentions of a Fund, or his or her ability to influence such investment intentions, for personal gain or in a manner detrimental to the interests of a Fund. In addition, no access person shall, directly or indirectly in connection with the purchase or sale of a security held or being considered for purchase or sale by a Fund or any other advisory client:

         (i) employ any device, scheme or artifice to defraud the client;

         (ii) make to the client any untrue statement of a material fact or omit to state to any of the foregoing a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

         (iii) engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the client; or

         (iv) engage in any manipulative practice with respect to a Fund.

SECTION 1.  DEFINITIONS

(a) "access person" means: any director, officer, general partner or advisory person of the Corporation;

(b) "Access Person Account" means any securities account in which an access person has a beneficial interest.

(c) "Act" means the Investment Company Act of 1940, as amended.

(d) "advisory person" means:

         (i) any employee of the Corporation or of any company in a control relationship with the Corporation who, in connection with the employee's regular functions or duties, makes, participates in or obtains information regarding the purchase or sale of a security by a Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and

         (ii) any natural person in a control relationship to the Corporation who obtains information concerning recommendations made to a Fund with regard to the purchase or sale of a security.

(f) "being considered for purchase or sale" means, with respect to a security, when a recommendation to purchase or sell that security has been communicated and, with respect to the person making the recommendation, when that person seriously considers making the recommendation.

(g) "beneficial owner" shall have the same meaning as that set forth in Rule 16a-1(a) under the Securities Exchange Act of 1934, as amended, except that the determination of direct or indirect beneficial ownership shall apply to all securities which an access person has or acquires. A beneficial owner of a security is any person who, directly or indirectly,

         (i) through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power (including the power to direct voting) or investment power (including the power to direct a disposition) in the security or

         (ii) through any contract, arrangement, understanding, relationship or otherwise, has or shares a direct or indirect pecuniary interest (the opportunity, directly or indirectly, to profit or share in any profit derived from a transaction in the subject securities) in a security.

(h) "control" shall mean the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company.

(i) "security" shall mean a "security" as defined in Section 2(a)(36) of the Act; provided, however, that the term security shall not include:

         (i) obligations issued or guaranteed by the U.S. Treasury or any other "Government security" as defined in Section 2(a)(16) of the Act with a remaining maturity of 12 months or less;

         (ii) bankers' acceptances and bank certificates of deposit;

         (iii) commercial paper;

         (iv) repurchase agreements covering any of the foregoing; and

         (v) shares of registered open-end investment companies.

SECTION 2.  PROHIBITED TRANSACTIONS

(a) Access Person Account Prohibitions. No Access Person Account may purchase or sell any security if, to the knowledge of any access person having any beneficial ownership in the Access Person Account, that security (i) is being considered for purchase or sale by any Fund, (ii) is being purchased or sold by any Fund, or (iii) has been purchased or sold by any Fund within the preceding 5 business days. These prohibitions shall not apply if the access person obtains advance clearance of the transaction in accordance with the procedures in
Section 3(b).

(b) Clearance of Transactions. The prohibitions of Section 3(a) shall not apply to:

         (i) purchases or sales affected in any account over which an access person has no direct or indirect influence or control;

         (ii) purchases which are part of an automatic dividend reinvestment plan;

         (iii) purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer; or

         (iv) purchases or sales that are determined to be unlikely to have any economic impact on a Fund's ability to purchase or sell securities of the same type or other securities of the same issuer. Any such determination shall be made by _________ and must be obtained in writing no more than 10 business days prior to the purchase or sale of a security. Among other things, the following factors should be considered in determining whether or not a proposed transaction should be allowed:

                  (A) whether the amount or nature of the transaction or person making it is likely to affect the price or market for the security;

                  (B) whether the individual making the proposed purchase or sale is likely to benefit from purchases or sales being made or being considered by the Fund;

                  (C) whether the security proposed to be purchased or sold is one that would qualify for purchase or sale by the Fund;

(c) Undue Influence; Disclosure of Personal Interest. No access person shall cause or attempt to cause any Fund to purchase, sell or hold any security in a manner calculated to create any personal benefit to the access person or any Access Person Account. No access person shall recommend any securities transactions for a Fund without having disclosed his or her interest, if any, in such securities or the issuer thereof, including, without limitation, (i) his or her direct or indirect beneficial ownership of any securities of such issuer,
(ii) any position with such issuer or its affiliates and (iii) any present or proposed business relationship between such issuer or its affiliates, on the one hand, and such person or any party in which such person has a significant interest, on the other hand.

(d) Corporate Opportunities. All access persons are expressly prohibited from taking personal advantage of any opportunity properly belonging to a Fund.

(e) Confidentiality. Except as required in the normal course of carrying out an access person's business responsibilities, access persons are prohibited from revealing information relating to the investment intentions or activities of any Fund, or securities that are being considered for purchase or sale on behalf of any Fund.

SECTION 3.  REPORTING REQUIREMENTS

(a) Access Person Reporting. All access persons must report the information described in Section 3(c) with respect to transactions in any security in which the access person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership. All access persons must report to ________________. No person is required to make a report:

         (i) with respect to transactions effected for any account over which such person does not have any direct or indirect influence or control; or,

         (ii) if that report would duplicate information reported pursuant to Rule 204-2(a)(12) or (13) under the Investment Advisers Act of 1940.

(b) Report Contents. Every report shall be made no later than 10 days after the end of the calendar quarter in which the transaction to which the report relates was effected, and shall contain the following information:

         (i) the date of the transaction, the title and number of shares, and the principal amount of each security involved;

         (ii) the nature of the transaction (i.e., purchase, sale or other type of acquisition or disposition);

         (iii) the price at which the transaction was effected; and

         (iv) the name of the broker, dealer or bank with or through whom the transaction was effected.

(d) Report Qualification. Any report may contain a statement that the report shall not be construed as an admission by the person making the report that he or she has any direct or indirect beneficial ownership in the securities to which the report relates.

SECTION 4.  MISCELLANEOUS

(a) Notification Of Access Persons. ____________________ shall identify all access persons who are required to make reports to them and shall inform those access persons of their reporting requirements.

(b) Sanctions. Upon discovering a violation of this Code, the Corporation may impose such sanctions as it deems appropriate, including, among other things, a letter of censure or suspension or termination of the employment of the violator. At least annually, ____________ shall notify the Board of Directors of Forum Funds, Inc. of each violation of this Code relating to Forum Funds, Inc.

(c) Required Records. The Corporation shall maintain and cause to be maintained in an easily accessible place a copy of any Code of Ethics adopted by the Corporation pursuant to Rule 17j-1 under the Act which has been in effect during the previous five (5) years. The Corporation shall maintain and cause to be maintained:

         (i) a record of any violation of any Code of Ethics adopted by the Corporation pursuant to Rule 17j-1 under the Act and of any action taken as a result of such violation, each for a period of not less than six years in an easily accessible place;

         (ii) a copy of each access person report made for a period of not less than six years, the first three years in an easily accessible place; and

         (iii) a list of all persons who are, or within the past five years have been, required to make access person reports pursuant to any Code of Ethics adopted pursuant to Rule 17j-1 under the Act, in an easily accessible place.

                                                                  Exhibit (p)(4)

                       AUSTIN INVESTMENT MANAGEMENT, INC.
                                 CODE OF ETHICS
                             AS AMENDED MAY 1, 1999


INTRODUCTION

         This Code of Ethics (the "Code") has been adopted by Austin Investment Management, Inc. ("AIM"). This Code pertains to investment advisory services to AIM's investment advisory clients. This Code establishes standards and procedures for the detection and prevention of activities by which person having knowledge of the investments and investment intentions of AIM's clients may abuse their fiduciary duties to these clients and addresses other types of conflict of interest situations.

POLICY STATEMENT


         AIM forbids any Access Person (as defined below) from engaging in any conduct which is contrary to (I) this Code, (ii) AIM's Insider Trading Policy and Related Procedures. In addition to the prohibitions and reporting requirements of this Code, Access Persons are also subject to the other restrictions of requirements which affect their ability to open securities accounts, effect securities accounts, effect securities transactions, report securities transactions, maintain information and documents in a confidential manner and other matters relating to the proper discharge of their obligations to AIM. These include contractual arrangements between the Access Person and AIM and policies adopted by AIM concerning confidential information and documents.

         AIM has always held itself and its employees to the highest ethical standards. While this Code is only one manifestation of those standards, compliance with its provisions is essential. Failure to comply with this Code is a very serious matter and may result in disciplinary action being taken. Such action can include among other things, monetary fines, disgorgement of profits, suspension of even termination of employment.

DEFINITIONS


(a)      Access Person:

          (i) of AIM means each manager and officer of AIM and any employee who, in connection with the person's regular function or duties, makes, participates in or obtains information regarding the purchase or sale of a security by a client advised by AIM, or whose functions relate to the making of any recommendations with respect to such purchases or sales;

         (b)   Act means the Investment Company Act of 1940, as amended.

         (c) security held or to be acquired by means any security (as defined below) which, within the most recent 15 days,) is or has been held by the applicable client or (ii) is being or has been considered by the applicable client or its investment adviser for purchase by the applicable client.

         (d) beneficial owner shall have the same meaning as that set forth in Rule 16a-1(a) under the Securities Exchange Act of 1934, as amended, except that the determination of direct or indirect beneficial ownership shall apply to all securities which an Access Person has or acquires. A beneficial owner of a security is any person who, directly or indirectly,

               (i) through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power (including the power to direct voting) or investment power (including the power to direct a disposition) in the security or


               (ii) through   any    contract,    arrangement,    understanding,
                    relationship or otherwise, has or shares a direct or indirect pecuniary interest (opportunity, directly or indirectly, to profit or share in any profit derived from a transaction in the subject securities) in a security.


         In addition, a person should consider himself or herself the beneficial owner of securities held by his or her spouse, his or her minor children, a relative who shares his or her home, or other persons by reason of any contract, arrangement, understanding of relationship that provides him or her with sole or shared voting or investment power.

         (e) purchase or sell a security means obtaining or disposing of "beneficial ownership" of that security and includes, among other things, the writing of an option to purchase or sell a security.

         (f) security shall mean a "security" as defined in Section 2(a)(36) of the Act; provided, however, that the term security shall not include:

               (i) "Government security" as defined in Section 2(a)(16) of the Act with a maturity of less than 13 months as defined in Rule 2a-7 under the Act;


               (ii) bankers'  acceptances and bank certificates of deposits and time deposits;

               (iii) commercial paper;

               (iv) repurchase agreements covering any of the foregoing; and

               (v)  shares of registered open-end, investment companies

PROBITED TRANSACTIONS


     (a) Prohibition Against Fraudulent Conduct. No Access Person shall use any information concerning a security held or to be acquired by an AIM client or the Access Person's ability to influence such investment intentions, for personal gain or in a manner detrimental to the interests of an AIM client. In addition, no Access Person or employee or AIM shall, directly or indirectly:

          (i) employ any device, scheme or artifice to defraud a client or engage in any manipulative practice with respect to a client;

          (ii) make to a client any untrue statement of a material fact or omit to state to a client a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; or

          (iii) engage in any act, practice, or of business which operates or would operate as a fraud or deceit upon a client.

     (b) Access Person Blackout Period. No Access Person may execute securities transactions on a day during which any client has a pending "buy" or "sell" order in that same security until that order is executed or withdrawn. Trading by Access Persons shall be exempt from this same day "blackout period" if the Access Person's trade is "bunched" with the clients' trade as contemplated by AIM's bunching procedures.

     (c) Portfolio Manager Blackout Period. No portfolio manager shall purchase or sell a security within five calendar days before and two calendar days after client's portfolio manager manages, trades in that security. Any profits realized on trades within this proscribed period shall be disgorged.

     (d) Blackout Period Exclusions and Definitions. The following transactions shall not be prohibited by this Code and are not subject to the limitations of Sections III (b) and (c):

          (i) purchases or sales over which an Access Person has no direct or indirect influence or control (for this purpose, an Access Person is deemed to have direct or indirect influence or control over the accounts of a spouse, minor children and relatives residing in the Access Person's home);

          (ii) purchases which are part of an automatic dividend reinvestment plan;

          (iii) purchases or sales which are non-volitional on the part of the Access Person; and


          (iv) purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer.



Trading by any Access Person shall be exempt from the limitations of Section III
(b) and (c) provided that (I) the market capitalization of a particular security exceeds $1 billion and (ii) pending orders of AIM do not exceed two percent of the daily average trading volume of the security for the prior 15 days.


For purposes of Sections III (b) and (c), and subject to Section III (g) below, the (i) common stock and any fixed income security of an issuer shall not be deemed to be the same security and (ii) non-convertible preferred stock of an issuer shall be deemed to be the same security as the fixed income securities of that issuer; convertible preferred stock shall be deemed to be the same security as both the common stock and fixed income securities of that issuer.


     (e) When Preclearance Is Required. The following transactions require prior written approval by the Chief Compliance Officer:


          (i) purchasing an initial public offering of securities for which no public market in the same or similar securities of the issue has previously existed; and


          (ii) acquiring securities in a private placement. Any Access Person who has taken a personal position through a private placement will be under an affirmative obligation to disclose that position if he plays a material role in a client's subsequent investment decision regarding the same issuer; and once disclosure is given, an independent review of the investment decision will be made.


     (f) Other Prohibited Transactions. The following actions of Access Persons are prohibited by this Code:



          (i) inducing or causing a client to take action or to fail to take action, for person benefit rather than for the benefit of the client;

          (ii) accepting anything other than of de minimus value or any other preferential treatment from any broker-dealer or other entity with which AIM does business;


          (iii) establishing or maintaining an account at a broker-dealer, bank or other entity through which securities transactions may be effected without written notice to the Chief Compliance Officer prior to establishing such an account;


          (iv) using knowledge of portfolio transactions of AIM clients for their personal benefit or the personal benefit of their friends or relatives;

          (v) violating the anti-fraud provisions of the federal or state securities laws;


          (vi) serving on the boards of directors of publicly traded companies, absent prior authorization based upon a determination that the board service would be consistent with the interests of Aim and its clients.


     (g) Undue Influence. No Access Person shall cause or attempt to cause any client's portfolio to purchase, sell or hold any security in a manner calculated to create any personal benefit to the Access Person. No Access Person shall recommend any securities transactions for client's portfolio without having disclosed (through reports in accordance with Section IV, preclearance in accordance with Section III (e), or otherwise) the Access Person's interest, if any, in such securities or the issuer thereof, including, without limitation, (i) the Access Person's direct of indirect beneficial ownership of any securities of such issuer, (ii) any position with such issuer or its affiliates and
          (iii) any present or proposed business relationship between such issuer or its affiliates, on the one hand, and such person or any party in which such person has a significant interest, on the other hand.

     (h) Corporate Opportunities. No Access Person shall take personal advantage of any opportunity properly belonging to a client's account.

     (i) Confidentiality. Except as required in the normal course of carrying out an Access Person's business responsibilities, no Access Person shall reveal information relating to the investment intentions or activities of any client portfolio, or securities that are being considered for purchase of sale on behalf of any client's portfolio.

IV.      REPORTING REQUIREMENTS


     (a) Access Person Reporting. All Access Persons must report all securities transactions (except those described in Section III (d)) in any security in which the Access Person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership. No Access Person is required to make a report with respect to transactions effected for any account over which such person does not have any direct or indirect influence or control. The filing of duplicate confirms and statements on all securities transactions shall be deemed to satisfy these reporting requirements.

     (b) Report Contents. Every report shall be made by submitting a duplicate confirmation and statement to the Chief Compliance Officer which shall be submitted no later than 10 days after the end of the calendar quarter in which the transaction to which the report relates was effected, and shall contain, at a minimum, the following information;

          (i) the date of transaction, the title and number of shares, and the principal amount of each security involved;


          (ii) the nature of the transaction (i.e., purchase, sale or other type of acquisition or disposition);


          (iii) the price at which the transaction was effected; and


          (iv) the name of the broker, dealer or bank with or through whom the transaction was effected.


     (c) Report Qualification. Any report may contain a statement that the report shall not be construed as an admission by the person making the report that he or she has any direct or indirect beneficial ownership in the securities to which the report relates.

     (d) Insider Trading Policy and Related Procedures. The reports required herein are in addition to any reports that may be required under AIM's Insider Trading Policy and Related Procedures.

     (e) Account Opening Procedures. Access Persons shall provide written notice to the Chief Compliance Officer prior to opening any account (or maintaining any account) with any broker-dealer or other entity through which securities transaction may be effected. Access Persons must also give written notice to their broker that they are employed by or associated with AIM. In addition, all Access Persons will promptly:

          (i) provide full access to AIM its agents and attorneys to any and all records and documents which AIM considers relevant to any securities transactions or other matters subject to this Code;

          (ii) cooperate with AIM, or its agents and attorneys, in investigating any securities transactions or other matter subject to this Code;

          (iii)provide AIM, or its agents and attorneys with an explanation (in writing if requested) of the facts and circumstances surrounding any securities transaction or other matter subject to this Code; and

          (iv) promptly notify the Chief Compliance Officer or such other individual as may direct, in writing, from time to time, or any incident of noncompliance with this Code by any Access Person.

     (f) AIM Officers. Aim Officers shall be treated as Access Persons, and are subject to the provisions of this Section IV. The Chief Compliance
          Officer shall review AIM Officer reports for compliance with the applicable AIM Code of Ethics.


                             VI. PROCEDURAL MATTERS

     (a) Role of the Compliance Officer. The Chief Compliance Officer or his designee shall:

          (i)  inform each Access Person of the requirements of this Code;

          (ii) maintain and cause to be maintained record of any violation of any Code of Ethics adopted by AIM and of any action taken as a result of such violation, each for a period of not less than six years in an easily accessible place, and report to the General Counsel the facts and circumstances of any material violation;

          (iii)maintain a copy of each report made for a period of not less than six years the first three years in an easily accessible place;

          (iv) maintain a list of all persons who are, or within the past five years have been required to make reports pursuant to any Code of Ethics adopted by AIM in an easily accessible place; and

          (v) maintain a signed acknowledgement by each person who is then and Access Person, in the form of Attachment A.


     (b) Sanctions. Failure to comply with the provisions of this Code in any material respect is a serious matter and can result in disciplinary action. Upon discovering a violation of this Code, AIM may impose such sanctions, as it deems appropriate, including, among other things, a letter of censure, disgorgement of profits, suspension or termination of the employment of the violator.

     (c) Review by the Board of Directors. Forum shall prepare an annual report to AIM"s board of directors that, at a minimum,

          (i) summarizes existing procedures concerning personal investing and any changes in the procedures made during the past year;
          (ii) identifies any violations requiring significant remedial action during the past year; and
          (iii)identifies any recommended changes in existing restrictions or procedures based upon AIM's experience under the Code, evolving industry practices, or developments in applicable laws or regulations.

                       AUSTIN INVESTMENT MANAGEMENT, INC.
Code of Ethics

                                  ATTACHMENT A
                                 ACKNOWLEDGEMENT


I have read and I understand the Austin Investment Management Code of Ethics, as amended April 1, 1999, and will comply with it in all respects. In addition, I certify that I have complied with the requirements of the Code of Ethics and I have disclosed or reported all personal securities transactions required to be disclosed or reported pursuant to the requirements of the Code.




-----------------------------                           ----------------------
         Signature                                               Date


-----------------------------
       Printed Name








 THIS FORM MUST BE COMPLETED AND RETURNED TO PETER VLACHOS, COMPLIANCE OFFICER.

                                                                  Exhibit (p)(5)
                         FORUM INVESTMENT ADVISORS, LLC
                            FORUM FUND SERVICES, LLC
                                 CODE OF ETHICS
                  AS AMENDED FEBRUARY 28, 1999 JANUARY 17, 2000


INTRODUCTION

         This Code of Ethics (the "Code") has been adopted by Forum Fund Services, LLC ("FFS") and Forum Investment Advisors, LLC ("FIA" and collectively with FFS, "Forum"). This Code pertains to Forum's investment advisory and distribution services to registered management investment companies or series thereof (each a "Fund"). In addition, this Code applies to employees of Forum's commonly controlled companies who serve as officers of a Fund. This Code establishes standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of a Fund may abuse their fiduciary duties to the Fund and addresses other types of conflict of interest situations. Definitions of underlined terms are included in Appendix A.

1.       POLICY STATEMENT

         Forum forbids any Access Person, Investment Personnel or Fund Officer from engaging in any conduct which is contrary to this Code. In addition, due to their positions, Forum also forbids any Access Person or Investment Personnel from engaging in any conduct which is contrary to Forum's Insider Trading Policy and Related Procedures. In addition, many persons subject to the Code are also subject to the other restrictions or requirements which affect their ability to open securities accounts, effect securities transactions, report securities transactions, maintain information and documents in a confidential manner and other matters relating to the proper discharge of your obligations to Forum. These include contractual arrangements with Forum, policies adopted by Forum concerning confidential information and documents and FFS' Compliance and Supervisory Procedures Manual.

         Forum has always held itself and its employees to the highest ethical standards. While this Code is only one manifestation of those standards, compliance with its provisions is essential. Failure to comply with this Code is a very serious matter and may result in disciplinary action being taken. Such action can include among other things, monetary fines, disgorgement of profits, suspension or even termination of employment.

2.       WHO IS COVERED BY THIS CODE


          (a) All Access Persons and Investment Personnel, in each case only with respect to those Funds as listed on Appendix B.

          (b) Fund Officers, but only with respect to those Funds for which they serve as Fund Officers as listed in Appendix B.

                           3. PROHIBITED TRANSACTIONS

         (A) PROHIBITION AGAINST FRAUDULENT CONDUCT. It is unlawful for Access Persons, Investment Personnel and Fund Officers to use any information concerning a security held or to be acquired by a Fund, or their ability to influence any investment decisions, for personal gain or in a manner detrimental to the interests of a Fund. In addition, they shall not, directly or indirectly:

          (i) employ any device, scheme or artifice to defraud a Fund or engage in any manipulative practice with respect to a Fund;

          (ii) make to a Fund, any untrue statement of a material fact or omit to state to a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; or
          (iii)engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon a Fund.

         (B) BLACKOUT PERIOD. Access Persons and Investment Personnel No Access Person may execute securities transactions on a day during which any Fund in the Access Person's complex has a pending "buy" or "sell" order in that same security until that order is executed or withdrawn. Trading by Access Persons shall be exempt from this same day "blackout period" if the Access Person's trade is "bunched" with the Fund's trade as contemplated by FIA's bunching procedures.
shall not purchase or sell a Covered Security in an account over which they have direct or indirect influence or control on a day during which they know or should have known a Fund has a pending "buy" or "sell" order in that same security until that order is executed or withdrawn.

         (C) ADDITIONAL INVESTMENT PERSONNEL BLACKOUT PERIOD. No Investment Personnel shall purchase or sell a Covered Security within five calendar days before or two calendar days after a Fund for which the Investment Personnel makes or participates in making a recommendation trades in that security. Any profits realized on trades within this proscribed period shall be disgorged. This blackout period does not apply to money market mutual funds which are advised by FIA.

         (D) FUND OFFICER PROHIBITION. No Fund Officer shall directly or indirectly seek to obtain information (other than that necessary to accomplish the functions of the office) from any Fund portfolio manager regarding (i) the status of any pending securities transaction for a Fund or (ii) the merits of any securities transaction contemplated by the Fund Officer.

          (E)  BLACKOUT  PERIOD   EXCLUSIONS  AND  DEFINITIONS.   The  following
transactions shall not be prohibited by this Code and are not subject to the limitations of Sections 3(b) and (c):

         (i) purchases or sales over which you have no direct or indirect influence or control (for this purpose, you are deemed to have direct or indirect influence or control over the accounts of a spouse, minor children and relatives residing in your home);
         (ii) purchases which are part of an automatic dividend reinvestment plan;
         (iii)    purchases or sales which are non-volitional on your part; and
         (iv) purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer.

         Your trading shall be exempt from the  limitations of Sections 3(b) and
(c) provided that (i) the market capitalization of a particular security exceeds $1 billion and (ii) pending orders of FIA do not exceed two percent of the daily average trading volume of the security for the prior 15 days.

         For purposes of Sections 3(b) and (c), and subject to Section 3(g) below, the (i) common stock and any fixed income security of an issuer shall not be deemed to be the same security and (ii) non-convertible preferred stock of an issuer shall be deemed to be the same security as the fixed income securities of that issuer; and (iii) convertible preferred stock shall be deemed to be the same security as both the common stock and fixed income securities of that issuer.

          (F) REQUIREMENT FOR PRECLEARANCE. Investment Personnel must obtain prior written approval from the designated Review Officer before:

         (i) directly or indirectly acquiring securities in purchasingan initial public offering for which no public market in the same or similar securities of the issue has previously existed; and

         (ii) directly or indirectly acquiring securities in a private placement. In determining whether to preclear the transaction, the Review Officer designated under Section 5 shall consider, among other factors, whether the investment opportunity should be reserved for a Fund, and whether such opportunity is being offered to the Investment Personnel by virtue of their position with the Fund.

         Any Investment Personnel of a Fund who has taken a personal position through a private placement will be under an affirmative obligation to disclose that position in writing to the Review Officer if they play a material role in the Fund's subsequent investment decision regarding the same issuer; this separate disclosure must be made even though the Investment Personnel has previously disclosed the ownership of the privately placed security in compliance with the preclearance requirements of this section. Once disclosure is given, an independent review of the Fund's investment decision will be made.

          (G) OTHER PROHIBITED TRANSACTIONS. Access Persons, Investment Personnel and Fund Officers shall not:

         (i) induce or cause a Fund to take action or to fail to take action, for personal benefit rather than for the benefit of the Fund;
         (ii) accept anything other than of DE MINIMIS value or any other preferential treatment from any broker-dealer or other entity with which a Fund does business;
         (iii) establish or maintain an account at a broker-dealer, bank or other entity through which securities transactions may be effected without written notice to the designated Review Officer prior to establishing such an account;
         (iv) use knowledge of portfolio transactions of a Fund for your personal benefit or the personal benefit of others;
         (v) violate the anti-fraud provisions of the federal or state securities laws;
         (vi) serve on the boards of directors of publicly traded companies, absent prior authorization based upon a determination by the Review Officer that the board service would be consistent with the interests of the Fund and its shareholders.

          (G) UNDUE INFLUENCE. Access Persons, Investment Personnel and Fund Officers shall not cause or attempt to cause any Fund to purchase, sell or hold any security in a manner calculated to create any personal benefit to you. You shall not recommend any securities transactions for a Fund without having disclosed (through reports in accordance with Section 4, preclearance in accordance with Section 3(f), or otherwise) your interest, if any, in such securities or the issuer thereof, including, without limitation, (i) your beneficial ownership of any securities of such issuer, (ii) any position with such issuer or its affiliates and (iii) any present or proposed business relationship between you (or any party in which you have a significant interest) and such issuer or its affiliates.

          (I) CORPORATE OPPORTUNITIES. Access Persons, Investment Personnel and Fund Officers shall not take personal advantage of any opportunity properly belonging to a Fund.

          (J) CONFIDENTIALITY. Except as required in the normal course of carrying out their business responsibilities, Access Persons, Investment Personnel and Fund Officers shall not reveal information relating to the investment intentions or activities of any Fund, or securities that are being considered for purchase or sale on behalf of any Fund.

4.       REPORTING REQUIREMENTS

         (A) REPORTING. Access Persons, Investment Personnel and Fund Officers must report the information described in this Section with respect to transactions in any Covered Security in which they have, or by reason of such transaction acquire, any direct or indirect beneficial ownership. They must report to the designated Review Officer unless they are otherwise required by a Fund, pursuant to a Code of Ethics adopted by the Fund, to report to the Fund or another person.

         (B) EXCLUSIONS FROM REPORTING. Purchases or sales in Covered Securities in an account in which you have no direct or indirect influence or control are not subject to the reporting requirements of this Section.

         (C) INITIAL HOLDING REPORTS. No later than ten (10) days after you become subject to this Code as set forth in Section 2, you must report the following information:

         (i) the title, number of shares and principal amount of each Covered Security (whether or not publicly traded) in which you have any direct or indirect beneficial ownership as of the date you became subject to this Code;
         (ii) the name of any broker, dealer or bank with whom you maintained an account in which any securities were held for your direct or indirect benefit as of the date you became subject to this Code; and
         (iii) the date that the report is submitted.

         (D) QUARTERLY TRANSACTION REPORTS. No later than ten (10) days after the end of a calendar quarter, you must report the following information:

          (i) with respect to any transaction during the quarter in a Covered Security (whether or not publicly traded) in which you have, or by reason of such transaction acquired, any direct or indirect beneficial ownership:

               (1) the date of the transaction, the title, the interest rate and maturity date (if applicable), the number of shares and the principal amount of each Covered Security involved;
               (2) the nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);
               (3) the price of the Covered Security at which the transaction was effected;
               (4) the name of the broker, dealer or bank with or through which the transaction was effected; and
               (5)  the date that the report is submitted.

          (ii) with respect to any account established by you in which any Covered Securities (whether or not publicly traded) were held during the quarter for your direct or indirect benefit:

                  (1) the name of the broker, dealer or bank with whom you established the account;
                  (2)      the date the account was established; and
                  (3)      the date that the report is submitted.

         (E) ANNUAL HOLDINGS REPORTS. Annually, you must report the following information (which information must be current as of a date no more than thirty
(30) days before the report is submitted):

          (i) the title, number of shares and principal amount of each Covered Security (whether or not publicly traded) in which you had any direct or indirect beneficial ownership;
          (ii) the name of any broker, dealer or bank with whom you maintain an account in which any securities are held for your direct or indirect benefit; and
          (iii) the date that the report is submitted.

         (F) CERTIFICATION OF COMPLIANCE. You are required to certify annually (in the form of Attachment A) that you have read and understood the Code and recognize that you are subject to the Code. Further, you are required to certify annually that you have complied with all the requirements of the Code and you have disclosed or reported all personal securities transactions pursuant to the requirements of the Code.

         (G)  ALTERNATIVE  REPORTING.  The  submission to the Review  Officer of duplicate broker trade confirmations and statements on all securities transactions shall satisfy the reporting requirements of Section 4. The annual holdings report may be satisfied by confirming annually, in writing, the accuracy of the records maintained by the Review Officer and recording the date of the confirmation.

         (H) REPORT QUALIFICATION. Any report may contain a statement that the report shall not be construed as an admission by the person making the report that he or she has any direct or indirect beneficial ownership in the Covered Securities to which the report relates.

         (I) ACCOUNT OPENING PROCEDURES. You shall provide written notice to the Review Officer prior to opening any account with any entity through which a Covered Securities transaction may be effected. In addition, you will promptly:

         (i) provide full access to a Fund, its agents and attorneys to any and all records and documents which a Fund considers relevant to any securities transactions or other matters subject to the Code;
         (ii) cooperate with a Fund, or its agents and attorneys, in investigating any securities transactions or other matter subject to the Code;
         (iii) provide a Fund, its agents and attorneys with an explanation (in writing if requested) of the facts and circumstances surrounding any securities transaction or other matter subject to the Code; and
         (iv) promptly notify the Review Officer or such other individual as a Fund may direct, in writing, from time to time, of any incident of noncompliance with the Code by anyone subject to this Code.

5.       REVIEW OFFICER

         (A) DUTIES OF REVIEW OFFICER. The Chief Compliance Officer of Forum has been appointed by the Director of FIA and FFS as the Review Officer to:

          (i) review all securities transaction and holdings reports and shall maintain the names of persons responsible for reviewing these reports;
          (ii) identify all persons subject to this Code who are required to make these reports and promptly inform each person of the requirements of this Code;
          (iii)compare, on a quarterly basis, all Covered Securities transactions with each Fund's completed portfolio transactions to determine whether a Code violation may have occurred;
          (iv) maintain a signed acknowledgment by each person who is then subject to this Code, in the form of Attachment A; and
          (v) identify persons who are Investment Personnel of the Fund and inform those persons of their requirements to obtain prior written approval from the Review Officer prior to directly or indirectly acquiring ownership of a security in any private placement or initial public offering. (vi) exempt any Fund Officer from provisions of this Code if the person is subject to similar requirements of a Fund's Code of Ethics.

         (B) POTENTIAL TRADE CONFLICT. When there appears to be a transaction that conflicts with the Code, the Review Officer shall request a written explanation of the person's transaction. If after post-trade review, it is determined that there has been a violation of the Code, a report will be made by the designated Review Officer with a recommendation of appropriate action to the Director of FIA and FFS and a Fund's Board of Trustees.

         (C) REQUIRED RECORDS. The Review Officer shall maintain and cause to be maintained:

         (i) a copy of any code of ethics adopted by Forum which has been in effect during the previous five (5) years in an easily accessible place;
         (ii) a record of any violation of any code of ethics, and of any action taken as a result of such violation, in an easily accessible place for at least five (5) years after the end of the fiscal year in which the violation occurs;

         (iii) a copy of each report made by anyone subject to this Code as required by Section 4 for at least five (5) years after the end of the fiscal year in which the report is made, the first two (2) years in an easily accessible place;
         (iv) a list of all persons who are, or within the past five years have been, required to make reports or who were responsible for reviewing these reports pursuant to any code of ethics adopted by Forum, in an easily accessible place;
         (v) a copy of each written report and certification required pursuant to Section 5(e) of this Code for at least five (5) years after the end of the fiscal year in which it is made, the first two (2) years in an easily accessible place; and
         (vi) a record of any decision, and the reasons supporting the decision, approving the acquisition by Investment Personnel of securities under Section 3(f) of this Code, for at least five
                  (5) years after the end of the fiscal year in which the approval is granted.

         (D) POST-TRADE REVIEW PROCESS. Following receipt of trade confirms and statements, transactions will be screened for the following:

         (i) SAME DAY TRADES: transactions by Access Persons and Investment Personnel occurring on the same day as the purchase or sale of the same security by a Fund for which they are an Access Person or Investment Personnel.
         (ii) PORTFOLIO MANAGER TRADES: transactions by Investment Personnel within five calendar days before and two calendar days after a Fund, for which the Investment Personnel makes or participates in making a recommendation, trades in that security.
         (iii) FRAUDULENT CONDUCT: transaction by Access Persons, Investment Personnel and Fund Officers which, within the most recent 15, is or has been held by a Fund or is being or has been considered by a Fund or FIA for purchase by a Fund.
          (iv) OTHER ACTIVITIES: transactions which may give the appearance that an Access Person, Investment Personnel or Fund Officer has executed transactions not in accordance with this Code.

         (E) SUBMISSION TO FUND BOARD. The Review Officer shall annually prepare a written report to the Board of Trustees of a Fund listed in Appendix B that

          (i) describes any issues under this Code or its procedures since the last report to the Trustees, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to the material violations; and
         (ii) certifies that the Fund has adopted procedures reasonably necessary to prevent Access Persons, Investment Personnel and Fund Officers from violating this code.

                                                                  Exhibit (p)(6)

                        POLARIS CAPITAL MANAGEMENT, INC.

                                 CODE OF ETHICS


I.  INTRODUCTION

The policies in this Code of Ethics reflect Polaris Capital Management's, Inc.'s ("Polaris'") assumption and expectation of unqualified loyalty to the interests of Polaris and its clients on the part of each access person. In the course of their service to Polaris, access persons must be under no influence which may cause them to serve their own or someone else's interests rather than those of Polaris or its clients.

Polaris' policies reflect its desire to detect and prevent not only situations involving actual or potential conflict of interests, but also those situations involving only an appearance of conflict or of unethical conduct. Polaris' business is one dependent upon public confidence. The mere appearance of possibility of doubtful loyalty is as important to avoid as actual disloyalty itself. The appearance of impropriety could besmirch Polaris' name and damage its reputation to the detriment of all those with whom we do business.

II.  STATEMENT OF GENERAL PRINCIPLES

It is the policy of Polaris that no access person shall engage in any act, practice or course of conduct that would violate the provisions of the Investment Advisors Act or, with respect to those clients that are Investment Companies, Section 17(j) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Rule 17j-1 thereunder. The fundamental position of Polaris is, and has been, that each access person shall place at all times the interests of Polaris' clients first. Accordingly, private financial transactions by access persons of Polaris must be conducted consistent with this Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an access person's position of trust and responsibility. Further, access persons should not take inappropriate advantage of their positions with or on behalf of any client of Polaris.

Without limiting in any manner the fiduciary duty owed by access persons to the clients of Polaris or the provisions of this Code of Ethics, it should be noted that Polaris considers it proper that purchases and sales be made by its access persons in the marketplace of securities owned by the clients of Polaris; provided, however, that such securities transactions comply with the spirit of, and the specific restrictions and limitations set forth in, this Code of Ethics. Such personal securities transactions should also be made in amounts consistent with the normal investment practice of the person involved and, with respect to investment personnel, with an investment, rather than a trading, outlook. Not only does this policy encourage investment freedom and result in investment experience, but it also fosters a continuing personal interest in such investments by those responsible for the continuous supervision of the clients' portfolios. It is also evidence of confidence in the investments made.

In making personal investment decisions with respect to any security, however, extreme care must be exercised by access persons to insure that the prohibitions of this Code of Ethics are not violated. Further, personal investing by an access person should be conducted in such a manner so as to eliminate the possibility that the access person's time and attention is being devoted to his or her personal investments at the expense of time and attention that should be devoted to management of a client's portfolio.

It bears emphasis that technical compliance with procedures, prohibitions and limitations of this Code of Ethics will not automatically insulate from scrutiny personal securities transactions which show a pattern of abuse by an access person of his or her fiduciary duty to any client of Polaris.

III.  LEGAL REQUIREMENTS

Section 17(j) of the 1940 Act, provides, among other things, that it is unlawful for any affiliated person of Polaris to engage in any act, practice or course of business in connection with the purchase or sale, directly or indirectly, by such affiliated person of any security held or to be acquired by a client, which is an investment company, in contravention of such rules and regulations as the Securities and Exchange Commission (the "Commission") may adopt to define and prescribe means reasonably necessary to prevent such acts, practices or courses of business as are fraudulent, deceptive or manipulative. Pursuant to Section 17(j), the Commission has adopted Rule 17j-1 which states that it is unlawful for any affiliated person of Polaris in connection with the purchase or sale of a security held or to be acquired (as defined in the Rule) by a client:

         (i) to employ any device, scheme or artifice to defraud a client, which is an investment company;

         (ii) to make to a client, which is an investment company, any untrue statement of a material fact or omit to state to a client a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

         (iii) to engage in any act, practice or course of business which operates or would operate as a fraud or deceit upon a client, which is an investment company; or

         (iv) to engage in any manipulative practice with respect to a client, which is an investment company.

IV.  DEFINITIONS

For purposes of this Code of Ethics, the following definitions shall apply:

1. The term "access person" shall mean any director, officer or advisory person (as defined below) of Polaris.

2. The term "Polaris" shall mean Polaris Capital Management, Inc.

3. The term "advisory person" shall mean (i) every employee of Polaris (or of any company in a control relationship to Polaris) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security (as defined below) by a client, or whose functions relate to the making of any recommendations with respect to such purchases or sales and (ii) every natural person in a control relationship to Polaris who obtains information concerning recommendations made to a client with regard to the purchase or sale of a security.

4. The term "beneficial ownership" shall mean a direct or indirect "pecuniary interest" (as defined in subparagraph (a) (2) of Rule 16a-1 under the Securities Exchange Act of 1934, as amended) that is held or shared by a person directly or indirectly (through any contract, arrangement, understanding, relationship or otherwise) in a security. While the definition of "pecuniary interest" in subparagraph (a) (2) of Rule 16a-1 is complex, the term generally means the opportunity directly or indirectly to provide or share in any profit derived from a transaction in a security. An indirect pecuniary interest in securities by a person would be deemed to exist as a result of: (i) ownership of securities by any of such person's immediate family members sharing the same household (including child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother- or father-in-law, sister- or brother-in-law, and son- or daughter-in-law; (ii) the person's partnership interest in the portfolio securities held by a general or limited partnership; (iii) the existence of a performance-related fee (not simply an asset-based fee) received by such person as broker, dealer, investment adviser or manager to a securities account; (iv) the person's right to receive dividends from a security provided such right is separate or separable from the underlying securities; (v) the person's interest in securities held by a trust under certain circumstances; and (vi) the person's right to acquire securities through the exercise or conversion of a "derivative security" (which term excludes (a) a broad-based index option or future, (b) a right with an exercise or conversion privilege at a price that is not fixed, and
(c) a security giving rise to the right to receive such other security only PRO RATA and by virtue of a merger, consolidation or exchange offer involving the issuer of the first security).

5. The term "control" shall mean the power to exercise a controlling influence over the management or policies of Polaris, unless such power is solely the result of an official position with Polaris, all as determined in accordance with Section 2 (a) (9) of the 1940 Act.

 6. The term "client" shall mean an entity (natural person, corporation, investment company or other legal structure having the power to enter into legal contracts), which has entered into a contract with Polaris to receive investment management services.

7. The term "investment company" shall mean a management investment company registered as such under the 1940 Act and for which Polaris is the investment adviser or sub-adviser regardless of whether the investment company has entered into a contract for investment management services with Polaris.

8. The term "investment personnel" shall mean all portfolio managers of Polaris and other advisory persons who assist the portfolio managers in making investment decisions for a client, including, but not limited to, analysts and traders of Polaris.

9. The term "material non-public information" with respect to an issuer shall mean information, not yet released to the public, that would have a substantial likelihood of affecting a reasonable investor's decision to buy or sell any securities of such issuer.

10.  The term "purchase" shall include the writing of an option to purchase.

11. The term "performance accounts" shall mean all clients of for which Polaris receives a performance-related fee and in which Polaris is deemed to have an indirect pecuniary interest because of the application of Rule 16a-1(a)(2)(ii)(C) under the Securities and Exchange Act of 1934, as amended, as required by Rule 17j-1 under the 1940 Act.

12. The term "Review Officer" shall mean the officer or employee of Boston Investor Services Inc. designated from time to time by Polaris to receive and review reports of purchases and sales by access persons. The term "Alternate Review Officer" shall mean the officer of Boston Investor Services Inc. designated from time to time by Polaris to receive and review reports of purchases and sales by the Review Officer, and who shall act in all respects in the manner prescribed herein for the Review Officer.

13. The term "sale" shall include the writing of an option to sell.

14. The term "security" shall have the meaning set forth in Section 2 (a) (36) of the 1940 Act, except that it shall not include shares of registered open-end investment companies, securities issued by the United States government, short-term securities which are "government securities" within the meaning of
Section 2 (a) (16) of the 1940 Act, bankers' acceptances, bank certificates of deposit, commercial paper and such other money market instruments as may designated from time to time by Polaris.

15. A security is "being considered for purchase or sale" when a recommendation to purchase or sell a security has been made and communicated and, with respect to the person making the recommendation, when such person seriously considers making such a recommendation.

16. The term "significant remedial action" shall mean any action that has a material financial effect upon an access person, such as firing, suspending or demoting the access person, imposing a substantial fine or requiring the disgorging of profits.

V.  SUBSTANTIVE RESTRICTIONS ON PERSONAL TRADING ACTIVITIES

A.  Prohibited Activities

While the scope of actions which may violate the Statement of General Principles set forth above cannot be defined exactly, such actions would always include at least the following prohibited activities.

1. No ACCESS PERSON shall, directly or indirectly, purchase or sell securities in such a way that the access person knew, or reasonably should have known, that such securities transactions compete in the market with actual or considered securities transactions for any client of Polaris, or otherwise personally act to injure any client's securities transactions;

2. No ACCESS PERSON shall use the knowledge of securities purchased or sold by any client of Polaris or securities being considered for purchase or sale by any client of Polaris to profit personally, directly or indirectly, by the market effect of such transactions;

3. No ACCESS PERSON shall, directly or indirectly, communicate to any person who is not an access person any material non-public information relating to any client of Polaris or any issuer of any security owned by any client of Polaris, including, without limitation, the purchase or sale or considered purchase or sale of a security on behalf or any client of Polaris, except to the extent necessary to effectuate securities transactions on behalf of the client of Polaris;

4. No ACCESS PERSON shall, directly or indirectly, execute a personal securities transaction on a day during which a client of Polaris has a pending "buy" or "sell" order in that same or equivalent security until that order is executed or withdrawn;

5. No ACCESS PERSON shall accept any gift or other thing of more than DE MINIMIS value from any person or entity that does business with or on behalf of client;

6. No ACCESS PERSONS shall serve on the board of directors of any publicly traded company, absent prior written authorization and determination by the President of Polaris that the board service would be consistent with the interests of clients. Where board service is authorized, access persons serving as directors normally should be isolated from those persons making investment decisions through "Chinese Wall" or other procedures. All ACCESS PERSONS are prohibited from accepting any service, employment, engagement, connection, association or affiliation in or with any enterprise, business of otherwise which is likely to materially interfere with the effective discharge of responsibilities to Polaris and its clients;

7. INVESTMENT PERSONNEL shall avoid profiting by securities transactions of a trading nature, which transactions are defined as a purchase and sale, or sale and purchase, of the same (or equivalent) securities within sixty (60) calendar days;

8. INVESTMENT PERSONNEL shall not, directly or indirectly, purchase any security sold in an initial public offering of an issuer;

9. INVESTMENT PERSONNEL shall not, directly or indirectly, purchase any security issued pursuant to a private placement without obtaining prior written approval from the Review Officer. Investment personnel who have been authorized to acquire securities in a private placement must disclose such investment when they are involved in a client's subsequent consideration of an investment in the issuer. In such circumstances, the client's decision to purchase securities of the issuer must be independently reviewed by investment personnel with no personal interest in the issuer;

10. INVESTMENT PERSONNEL shall not recommend any securities transaction on behalf of a client without having previously disclosed any beneficial ownership interest in such securities or the issuer thereof to the Review Officer including without limitation:

         a.  his or her beneficial ownership of any securities of such issuer;

         b.  any contemplated transaction by such person in such securities;

         c.  any position with such issuer or its affiliates;  and

         d. any present or proposed business relationship between such issuer or its affiliates and such person or any party in which such person has a significant interest.

Such interested investment personnel may not participate in the decision for the client to purchase and sell securities of such issuer.

11. No portfolio manager shall, directly or indirectly, purchase or sell any security or equivalent security in which he or she has, or by reason of such purchase acquires, any beneficial ownership within a period of seven (7) calendar days before and after a client has purchased or sold such security.

B.  Exempt Transactions and Conduct

This Code of Ethics shall not be deemed to be violated by any of the following transactions:

1. Purchases or sales for an account over which the access person has no direct or indirect influence or control;

2. Purchases or sales which are non-volitional on the part of the access person;

3. Purchases which are part of an automatic dividend reinvestment plan;

4. Purchases made by exercising rights distributed by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired by the access person from the issuer, and sales of such rights so acquired;

5. Tenders of securities pursuant to tender offers which are expressly conditioned on the tender offer's acquisition of all of the securities of the same class;

6. Purchases or sales for which the access person has received prior written approval from the Review Officer. Prior approval shall be granted only if a purchase or sale of securities is consistent with the purposes of this Code of Ethics and Section 17(j) of the 1940 Act and rules thereunder; and

7. Purchases or sales made in good faith on behalf of a client, it being understood by, and disclosed to, each client that Polaris may make contemporaneous investment decisions and cause to be effected contemporaneous executions on behalf of one or more of the clients and that such executions may increase or decrease the price at which securities are purchased or sold for the clients.

VI.  COMPLIANCE PROCEDURES

A.  Preclearance for Personal Securities Investments

Every access person shall be required to submit on Form III their intent to trade for their own account to the Review Officer. The Review Officer will be obligated to determine whether any prohibitions or restrictions apply to the relevant securities and respond to the access persons submitting such intent to trade forms in writing. If the Review Officer does not respond in writing within two business days following the date of submission, the trade may be considered "precleared" and the access person may execute such "precleared" trade anytime within two business days following the lapse of the Review Officer's two day period. If four business days have elapsed, not including the day the form was submitted, and the access person's trade has not been executed, "preclearance" will lapse and the access person may not trade without violating this preclearance provision. The access person will be required to submit another Form III and have the intended trade "precleared" again.

B.  Records of Securities Transactions

1. Upon the written request of the Review Officer, access persons are required to direct their brokers to supply to Polaris on a timely basis duplicate copies of confirmations of all securities transactions and copies of periodic statements for all securities accounts in which the access person has a beneficial ownership interest.

2. The Review  Officer  shall review on a quarterly  basis all  transactions  in securities on behalf of the Performance Accounts that were conducted simultaneously with transactions in the same securities on behalf of other clients. If the Review Officer determines that a violation of this Code of Ethics has or may have occurred, he shall submit a written determination, together with the related report to Polaris' counsel.

C.  Personal Reporting Requirements

1. Each ACCESS PERSON shall submit to the Review Officer a report in the form annexed hereto as Form I or in similar form (such as a computer printout), which report shall set forth at least the information described in subparagraph 2 of this Section VI. C as to all securities transactions during each quarterly period, in which such access person has, or by reason of such transactions acquires of disposes of, any beneficial ownership of a security.

2. Every report on Form I shall be made not later than ten (10) days after the end of each calendar quarter in which the transaction(s) to which the report relates was effected and shall contain the following information:

         (1) the date of each transaction, the title, class and number of shares, and the principal amount of each security involved;

         (2) the nature of each transaction (i.e., purchases, sale or other type of acquisition or disposition);

         (3) the price at which each transaction was effected; and

         (4) the name of the broker, dealer or bank with or through whom each transaction was effected;

PROVIDED, HOWEVER, if no transactions in any securities required to be reported were effected during a quarterly period by an access person such access person shall submit to the Review Officer a report on Form I within the time-frame specified above stating that no reportable securities transaction were effected.

3. Every report concerning a securities transaction prohibited under the Statement of General Principles or Prohibited Activities set forth in Sections II or V.A., respectively, with respect to which the reporting person relies upon the exceptions provided in Section V.B shall contain a brief STATEMENT OF THE EXEMPTION RELIED UPON AND THE CIRCUMSTANCES OF THE TRANSACTIONS.

4. At the end of each calendar quarter, the Review Officer shall prepare a summary of all transactions by access persons in securities which were purchased, sold, held or considered for purchase or sale by each client during the prior quarter.

5. Both the Review Officer and the Alternate Review Officer shall compare all reported personal securities transaction with completed and contemplated portfolio transactions of the client to determine whether a violation of this Code of Ethics may have occurred. Before making any determination that a violation has been committed by any person, the Review Officer shall give such person an opportunity to supply additional explanatory material.

6. If the Review Officer determines that a violation of this Code of Ethics has or may have occurred, he shall submit a written determination, together with the related report by the access person and any additional explanatory material provided by the access person to Polaris' counsel. If the President of Polaris, after consultation with counsel, determines a violation has occurred, he shall immediately inform the client affected and report the sanctions.

D.  Disclosure of Personal Holdings

All investment personnel shall submit to Polaris initially upon becoming such a person and annually thereafter a report disclosing all securities in which such person has a beneficial ownership interest.

E.  Annual Certification of Compliance

All ACCESS PERSONS shall certify annually on the form annexed hereto as Form IV that they (i) have read and understand this Code of Ethics and recognize that they are subject hereto, (ii) have complied with the requirements of this Code of Ethics and (iii) have disclosed or reported all personal securities transactions required to be disclosed or reported pursuant to the requirements of this Code of Ethics.

F.  Joint Participation

ACCESS PERSONS should be aware that a specific provision of the 1940 Act prohibits such persons, in the absence of an order of the Commission, from effecting a transaction in which an Investment Company is a "joint or a joint and several participant" with such person. Any transaction which suggests the possibility of a question in this area should be presented to legal counsel for review.

G.  Sub-contractors and Polaris Capital Management, Inc.

Polaris may contract with other investment advisers to provide research and administrative services. Each such sub-contractor is subject to its own Code of Ethics, a copy of which has been made available to Polaris. Each sub-contractor is required to submit quarterly to Polaris a report that there have been no violations of the sub-contractor's Code of Ethics during the most recent calendar quarter. If there have been violations of the sub-contractor's Code of Ethics, the sub-contractor must submit a detailed report of such violations and what remedial action, if any, was taken. If the sub-contractor's violation involved a client of Polaris, such violation will be analyzed by the Review Officer in Section VI C6 (above); provided, however, that if the sub-contractor is Boston Investor Services, Inc., the analysis of the violation will be done by the President of EGA.

VII.  SANCTIONS

Any violation of this Code of Ethics shall result in the imposition of such sanctions as Polaris may deem appropriate under the circumstances, which may include, but is not limited to, removal, suspension of demotion from office, imposition of a fine, a letter of censure and/or restitution to the affected client of an amount equal to the advantage the offending person shall have gained by reason of such violation.

The sanction of disgorgement of any profits realized may be imposed for any of the following violations:

          a. Violation of the prohibition against investment personnel profiting from securities transactions of a trading nature;

          b. Violation of the prohibition against access persons, directly or indirectly, executing a personal securities transaction on a day during which a client in his or her complex has a pending "buy" or "sell" order; and,

          c. Violation of the prohibition against portfolio managers, directly or indirectly, purchasing or selling any security in which he or she has, or by reason of such purchase acquired, any beneficial ownership within a period of seven (7) calendar days before and after a client has purchased or sold such security.


VIII.  RECORDKEEPING REQUIREMENTS

Polaris shall maintain and preserve in an easily accessible place:

          a. A copy of the Code of Ethics (and any prior code of ethics that was in effect at any time during the past five years) for a period of five years;

          b. A record of any violation of this Code of Ethics and of any action taken as a result of such violation for a period of five years following the end of the fiscal year in which the violation occurs;

          c. A copy of each report (or computer printout) submitted under this Code of Ethics for a period of five years, only those reports submitted during the previous two years must be maintained and preserved in an easily accessible place; and

          d. A list of all persons who are, or within the past five years were, required to make reports pursuant to this Code of Ethics.

IX.  MISCELLANEOUS

A.  Confidentiality

All information obtained from any access person hereunder shall be kept in strict confidence by Polaris, except that reports of securities transaction hereunder will be made available to the Commission or any other regulatory or self-regulatory organization to the extent required by law or regulation.

B.  Notice to Access Persons

Polaris shall identify all persons who are considered to be "access persons," "investment personnel" and "portfolio managers," inform such persons of their respective duties and provide such persons with copies of this Code of Ethics.

Effective: July 1, 1997

                                                                  Exhibit (p)(7)
             PEOPLES HERITAGE BANK/BANK OF NEW HAMPSHIRE/FAMILY BANK
                                TRUST/INVESTMENT
                             POLICIES AND PROCEDURES


                  GENERAL AREA:             ETHICAL STANDARDS
                  TOPIC:                    CONFLICTS OF INTEREST
                  POLICY NUMBER:            5.2A
                  EFFECTIVE DATE:           6/15/99


POLICY

Officers, directors, and employees of the Trust Department will be free from any conflict of interest with the grantors, beneficiaries of trust accounts, or principals of agency and custody accounts. Notwithstanding the previous sentence, a director of the Bank who is the attorney for a grantor, beneficiary, or principal is not prohibited from recommending the Bank as fiduciary or custodian, so long as such recommendation is accompanied by full disclosure to the client of the nature of the attorney's relationship with the Bank.

PROCEDURES

1.   Officers, directors, and employees will not:

     Have any interest, activity, or association that would influence the independent exercise of judgment in the best interests of the grantors, beneficiaries, or principals of trust, agency or custody accounts.

     Personally profit from business information or opportunities obtained as a result of a position with the Trust Department.

     Sell assets to or purchase assets from trust accounts directly or through a firm in which the officer, director, or employee has a direct or indirect interest, unless specifically authorized by the governing instrument, local law, or court order.

     Receive loans from trust accounts.

2.   No officer or employee of the Trust Department may:

         Receive anything of value in connection with any business transaction involving trust activities; excluding insignificant entertainment or small gifts which do not breach fiduciary duty; and that meet the Bank's Code of Conduct - Conflict of Interest Policy guidelines.

         Receive loans from fiduciary clients.

         Serve as a co-fiduciary without the consent of the Trust Committee.

         Use a margin account without the written consent of the Trust Committee. (Rule 407 of the New York Stock Exchange prohibits a member firm of the Exchange from making a margin transaction or carrying a margin account in which a bank employee is interested, directly or indirectly, unless written consent of the employer has been obtained).

         Engage in any activity in competition with the Bank or in conflict with his or her fiduciary responsibilities.

3. Trust personnel who make recommendations or decisions for accounts, participate in the determination of such recommendations or decisions, or know which securities are being purchased, sold, or recommended for action are in a position to benefit from such knowledge. They will not use the information for their own benefit or for the benefit of close relatives.

4. Trust personnel who have investment transactions in excess of $10,000 per quarter will report them to the Senior Trust Officer for review. Excluded from this requirement are transactions for the benefit of the officer or employee over which he or she has no direct or indirect influence or control, or transactions in mutual fund shares or U.S. Government or federal agency obligations. (See Policy #5.2C)

5. Directors of the Bank who are attorneys for a grantor, beneficiary, or principal shall furnish the Bank with a written signed consent of the client disclosing the attorney's relationship with the Bank. The consent will also direct the Bank to use the attorney for estate or trust administration services unless there is a compelling reason not to do so.

             PEOPLES HERITAGE BANK/BANK OF NEW HAMPSHIRE/FAMILY BANK
                                TRUST/INVESTMENT
                             POLICIES AND PROCEDURES


                  GENERAL AREA:             ETHICAL STANDARDS
                  TOPIC:                    CONFLICTS OF INTEREST - SUMMARY OF
                                            FIDUCIARY DUTY
                  POLICY NUMBER:            5.2B
                  EFFECTIVE DATE:           6/15/99

BACKGROUND

"The most fundamental duty owed by the trustee to the beneficiaries of the trust is the duty of loyalty," --A. Scott in Law of Trusts (CHFA, pp. 203-212). The duty of loyalty requires that the trustee administer the trust solely in the interests of the beneficiaries. The trustee is not permitted to place himself/herself/itself in a position where it would be beneficial for the trustee to violate the duty to the beneficiaries. The following policy statement assists trust personnel in carrying out these responsibilities.

LOAN BY TRUSTEE TO THE TRUST

If the trustee advances its own money to pay expenses properly incurred in the administration of the trust, it is entitled to reimbursement out of the trust estate. If it was reasonably necessary that the money should be advanced for the proper administration of the trust, the court may allow the trustee a reasonable rate of interest on the money advanced. This is not improper self-dealing. The trustee will not be allowed interest where the advance was unnecessary, as, for example, where there were sufficient funds in the estate which were not earning interest.

BONUSES, COMMISSION, OR OTHER COMPENSATION

Trustees are entitled to compensation for their services, but the trustee is not entitled to receive a profit from the administration of the trust, other than compensation for services.

DUTY TO KEEP AND RENDER ACCOUNTS

A trustee is under a duty to the beneficiaries of the trust to keep clear and accurate accounts. Its accounts should show what has been received and what has been expended. The records should show what gains have accrued and what losses have been incurred on changes of investments. If the trust is created for beneficiaries in succession, the accounts should show what receipts and what expenditures are allocated to principal and what are allocated to income.

DUTY TO KEEP TRUST PROPERTY SEPARATE

It is the duty of a trustee to keep the trust property separate from other property and properly to designate it as property of the trust. The trustee must: 1) keep the trust property separate from his own property, 2) keep the trust property separate from property held upon other trusts and 3) designate trust property as property of the trust.

LIABILITY FOR BREACH OF DUTY OF LOYALTY

Where a trustee commits a breach of trust, the trustee is chargeable with any loss which results from the breach of trust, or with any profit made through the breach of trust, or with any profit which would have accrued if there had been no breach of trust.

LIABILITY FOR INTEREST

Where a trustee commits a breach of trust and becomes liable for a sum of money, it is ordinarily liable for interest thereon. If a trustee pays money out of the trust funds which should not have been paid, the trustee is liable for both the funds improperly distributed and any interest thereon. If the trustee makes an improper investment and later restores the account to its prior status, the trustee must repay any loss incurred and any interest relative to the transactions.

LIABILITY OF SUCCESSOR TRUSTEE

If a trustee commits a breach of trust and is thereafter removed as trustee or otherwise ceases to be trustee and a successor trustee is appointed, the latter is not liable for breaches of trust committed by the former. The successor trustee is liable only if it, too, is guilty of a violation of duty to the beneficiaries.

LIABILITY FOR BREACH OF TRUST OF CO-TRUSTEE

Where there are two trustees and a breach of trust is committed by one of them, the other is liable if it is also guilty of a violation of duty to the beneficiaries. A co-trustee is liable if it: 1) participates in the breach of trust, 2) improperly delegates the administration of the trust to a co-trustee,
3) by a failure to exercise reasonable care, enables the co-trustee to commit the breach of trust, 4) approves or acquiesces in or conceals the breach of trust, or 5) neglects to take proper steps to compel his co-trustee to redress the breach of trust.

INVESTMENTS A TRUSTEE CAN MAKE

The trustee has a duty to preserve the trust property and to make it productive. It is ordinarily the trustee's duty to invest trust funds to receive an income without improperly risking the loss of the principal. In general, the trustee is required to make such investments as a prudent investor would make of his own property having primarily in view the preservation of the estate and the amount and regularity of the income to be derived. (See applicable state law version of Uniform Prudent Investor Act or comparable statute.)

DUTY TO DISPOSE OF IMPROPER INVESTMENTS

Where a trustee on the creation of the trust receives securities that are not proper trust investments, the trustee has a duty to dispose of them within a reasonable time and to invest the proceeds in securities that are proper trust investments, unless it is otherwise provided by the terms of the trust or by statute.

                   PEOPLES HERITAGE BANK/BANK OF NEW HAMPSHIRE
                                TRUST/INVESTMENT
                             POLICIES AND PROCEDURES


                  GENERAL AREA:        ETHICAL STANDARDS
                  TOPIC:               EMPLOYEE REPORTING OF PERSONAL TRADES -
                                       FDIC RULE 344.6(D)/SEC RULE 17J-1
                  POLICY NUMBER:       5.2C
                  EFFECTIVE DATE:      6/15/99


POLICY

Trust Department employees will report to the Bank, within ten days of the end of the calendar quarter, all securities transactions made by them or on their behalf, either at the Bank or elsewhere, in which they have a beneficial interest. Transactions excluded from this reporting requirement include: 1) those made for the benefit of the employee over which the employee has no direct or indirect influence or control; 2) transactions in mutual fund shares of U. S. Government or Federal agency obligations and 3) all other transactions involving, in the aggregate, $10,000 or less during the calendar quarter.

PROCEDURES

1. At the  end of  each  calendar  quarter,  the  Department  Manager  or  Trust
Compliance   Officer  will  provide  all  Trust  Department   employees  with  a
memorandum/form substantially in the same form as Exhibit 5.2C.

2. All Trust Department employees will complete the form, indicating whether or not the employee had any reportable transactions for the prior calendar quarter, and listing the date, action, shares or par value, security, price and broker for any transactions required to be reported.

3. The completed forms will be reviewed by the Department Manager and/or compliance Officer, and any employees with transaction activity requiring further investigation will be contacted. The completed forms will be retained in the department files for future reference.

                                                                  Exhibit (p)(8)
                              FORUM CODE OF ETHICS
                                   APPENDIX A
                                   DEFINITIONS

(a)  Access Person:

         (i)(1) of FIA means each director or officer of FIA, any employee or agent of FIA, or any company in a control relationship to FIA who, in connection with the person's regular functions or duties, makes, participates in or obtains information regarding the purchase or sale of Covered Securities by a Fund advised by FIA, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and

         (i)(2) any natural person in a control relationship to FIA who obtains information concerning recommendations made to a Fund by FIA with regard to the purchase or sale of Covered Securities by the Fund;

         (ii) of FFS means each director or officer of FFS who in the ordinary course of business makes, participates in or obtains information regarding the purchase or sale of Covered Securities for a Fund or whose functions or duties as part of the ordinary course of business relate to the making of any recommendation to a Fund regarding the purchase or sale of Covered Securities.

(b)  Act means the Investment Company Act of 1940, as amended.

(c) Beneficial Owner shall have the meaning as that set forth in Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended, except that the determination of direct or indirect beneficial ownership shall apply to all Covered Securities which an Access Person owns or acquires. A beneficial owner of a security is any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares a direct or indirect pecuniary interest (the opportunity, directly or indirectly, to profit or share in any profit derived from a transaction in the subject securities) in a security.

     Indirect pecuniary interest in a security includes securities held by a person's immediate family sharing the same household. Immediate family means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships).

(d) Control means the power to exercise a controlling influence over the management or policies of a company, unless this power is solely the result of an official position with the company. Ownership of 25% or more of a company's outstanding voting securities is presumed to give the holder thereof control over the company. This presumption may be rebutted by the Review Officer based upon the facts and circumstances of a given situation.


(e)  Covered Security means any security except:

         (i)      direct obligations of the Government of the United States;
         (ii)     bankers' acceptances and bank certificates of deposits;
         (iii) commercial paper and debt instruments with a maturity at issuance of less than 366 days and that are rated in one of the two highest rating categories by a nationally recognized statistical rating organization;
         (iv)     repurchase agreements covering any of the foregoing; and
         (v)      shares of registered open-end investment companies.

(f) Fund Officer means any employee of Forum or of a company commonly controlled with Forum who is an officer or director/trustee of a Fund.

(h)  Investment Personnel means

          (i) any employee of FIA who, in connection with his or her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of securities by a Fund managed by FIA; and


          (ii) any individual who controls FIA or a Fund for which FIA is an investment adviser and who obtains information concerning recommendations made to the Fund regarding the purchase or sale of securities by the Fund.

(i) Purchase or sale includes, among other things, the writing of an option to purchase or sell.

(j)      Security held or to be acquired by the Fund means

          (i) any Covered Security which, within the most recent 15 days (x) is or has been held by the applicable Fund or (y) is being or has been considered by the applicable Fund or its investment adviser for purchase by the applicable Fund; and



          (ii) and any option to purchase or sell, and any security convertible into or exchangeable for, a Covered Security.

                              FORUM CODE OF ETHICS
                                   APPENDIX B
                             LIST OF ACCESS PERSONS
                          (as amended January 17, 2000)

------------------------------ --------- -------- ----------------------------- ------------------------ --------------------

             FIA                  AP       IP              AS OF DATE                    FUND                 END DATE

------------------------------ --------- -------- ----------------------------- ------------------------ --------------------

Berthy, Les C.                    X         X     September 1, 1989                       FF

------------------------------ --------- -------- ----------------------------- ------------------------ --------------------

Burns, John                       X         X     July 1, 1999                          FF/CTD

------------------------------ --------- -------- ----------------------------- ------------------------ --------------------

Fischer, Anthony R.               X         X     January 1, 1998                         CTD

------------------------------ --------- -------- ----------------------------- ------------------------ --------------------

Goldstein, David I.               X               June 1, 1997                          FF/CTD

------------------------------ --------- -------- ----------------------------- ------------------------ --------------------

Kaplan, Mark D.                   X         X     March 20, 1996                        FF/CTD

------------------------------ --------- -------- ----------------------------- ------------------------ --------------------

Keffer, John Y.                   X               September 1, 1989                     FF/CTD

------------------------------ --------- -------- ----------------------------- ------------------------ --------------------

Stillings, Dawn Marie             X         X     January 1, 1998                       FF/CTD

------------------------------ --------- -------- ----------------------------- ------------------------ --------------------

Hirsch, Ron                       X               November 1, 1999                      FF/CTD

------------------------------ --------- -------- ----------------------------- ------------------------ --------------------

Campeau, Lisa                     X         X     December 20, 1999                     FF/CTD

------------------------------ --------- -------- ----------------------------- ------------------------ --------------------

             FFS                  AP       IP              AS OF DATE                    FUND                 END DATE

------------------------------ --------- -------- ----------------------------- ------------------------ --------------------

Goldstein, David I.               X               September 1, 1991                       All

------------------------------ --------- -------- ----------------------------- ------------------------ --------------------

Keffer, John Y.                   X               June 9, 1986                            All

------------------------------ --------- -------- ----------------------------- ------------------------ --------------------

Hirsch, Ron                       X               November 1, 1999                        All

------------------------------ --------- -------- ----------------------------- ------------------------ --------------------


        FUND OFFICERS             AP       IP              AS OF DATE            OFFICER OR TRUSTEE OF        END DATE

------------------------------ --------- -------- ----------------------------- ------------------------ --------------------

Barrett, Stephen J.                               September 28, 1998                CT, TC, ML, SS

------------------------------ --------- -------- ----------------------------- ------------------------ --------------------

Goldstein, David I.                               October 16, 1992                      CT, FF

------------------------------ --------- -------- ----------------------------- ------------------------ --------------------

Hirsch, Ron                                       October 28, 1999                  SS, TC, CT, ML

------------------------------ --------- -------- ----------------------------- ------------------------ --------------------

Hong, Stacey E.                                   May 19, 1998                          CT, FF

------------------------------ --------- -------- ----------------------------- ------------------------ --------------------

Kaplan, Mark D.                                   June 14, 1996                           FF

------------------------------ --------- -------- ----------------------------- ------------------------ --------------------

Keffer, John Y.                                   October 16, 1992                  CT, FF, SS, TC

------------------------------ --------- -------- ----------------------------- ------------------------ --------------------

Klenk, Leslie K.                                  May 19, 1998                            FF

------------------------------ --------- -------- ----------------------------- ------------------------ --------------------

Riggle, D. Blaine                                 March 9, 1998                       CT, ML, TC

------------------------------ --------- -------- ----------------------------- ------------------------ --------------------

Sheehan, Thomas G.                                July 26, 1994                         CT, ML

------------------------------ --------- -------- ----------------------------- ------------------------ --------------------


AP = Access Person;  IP = Investment Personnel
FF = Forum Funds; CTD = Core Trust (Delaware); CT = Cutler Trust; TC = True Crossing; Memorial = ML; SS = Sound Shore

                                      FORUM
                                 CODE OF ETHICS

                                  ATTACHMENT A
                                 ACKNOWLEDGMENT


I understand that I am subject to Forum's Code of Ethics. I have read and I understand the Forum Code of Ethics, as adopted by Forum Investment Advisors, LLC and Forum Fund Services, LLC as amended February 28January 17, 2000 and will comply with it in all respects. In addition, I certify that I have complied with the requirements of the Code of Ethics and I have disclosed or reported all personal securities transactions required to be disclosed or reported pursuant to the requirements of the Code.




      Signature                                                      Date



    Printed Name

               THIS FORM MUST BE COMPLETED AND RETURNED TO FORUM'S
                             COMPLIANCE DEPARTMENT:

                               COMPLIANCE MANAGER
                              FORUM FINANCIAL GROUP
                               TWO PORTLAND SQUARE
                               PORTLAND, ME 04101

                                                                  Exhibit (p)(8)


WELLS CAPITAL MANAGEMENT

[LOGO]










                                 CODE OF ETHICS

                   POLICY ON PERSONAL SECURITIES TRANSACTIONS
                                       AND
                                 INSIDER TRADING



                                  Version 9.99

                                TABLE OF CONTENTS







I     INTRODUCTION.............................................................3


I.1 CODE OF ETHICS         3

I.2 "ADVISORY REPRESENTATIVE"       3

I.3 "BENEFICIAL OWNERSHIP" 3

II    PENALTIES................................................................5


II.1 VIOLATIONS OF THE CODE         5

II.2 PENALTIES....5

II.4 DISMISSAL AND/OR REFERRAL TO AUTHORITIES        6

III   EMPLOYEE TRADE PROCEDURES................................................7


III.1 PRE-CLEARANCE        7

III.2 TRADE REPORTS        8

III.3 POST-REVIEW.9

III.4 PRE-CLEARANCE AND REPORTING REQUIREMENTS       9

III.5 CONFIDENTIALITY      9

III.6 ACKNOWLEDGMENT OF BROKERAGE ACCOUNTS  10

III.7 INITIAL AND ANNUAL REPORTING REQUIREMENTS      10

IV    RESTRICTIONS............................................................11


IV.1 RESTRICTED SECURITIES 11

IV.2 SHORT-TERM TRADING PROFITS  (60-DAY TRADING  RULE)       12

IV.3 BLACKOUT PERIODS      12

IV.4 INSIDER TRADING       13

IV.5 GIFTS AND OFFERINGS   13

IV.6 DIRECTORSHIPS AND OTHER OUTSIDE  EMPLOYMENT     14

V     REGULATORY REQUIREMENTS.................................................15

V.1 INVESTMENT ADVISERS ACT OF 1940 AND INVESTMENT COMPANY ACT OF 1940 15

V.2 REGULATORY CENSURES    15

VI    ACKNOWLEDGMENT AND CERTIFICATION........................................16

INTRODUCTION

================================================================================


CODE OF ETHICS
                    Wells Capital Management (Wells Capital), as a registered investment adviser, has an obligation to maintain a policy governing personal securities transactions and insider trading by its officers and employees. This CODE OF ETHICS AND POLICY ON PERSONAL SECURITIES TRANSACTIONS AND INSIDER TRADING ("Code") outlines the policies and procedures for such activities based on the recognition that a fiduciary relationship exists between Wells Capital and its clients. All references in this Code to employees, officers, directors, accounts, departments and clients refer to those of Wells Capital.

                    .In addition to this Code, please refer to the policies outlined in the Handbook for Wells Fargo Team Members and the Wells Fargo Code of Conduct and Business Ethics.

                    Acknowledgment of, and compliance with, this Code is a condition of employment. A copy of the Code and applicable forms are available on Wells Capital's common drive:

                    As an employee, you must -
                    o        Be ethical
                    o        Act professionally
                    o        Improve competency
                    o        Exercise independent judgment
"ADVISORY
REPRESENTATIVE"     For  the  purposes  of  this  Code,  Wells  Capital  defines
                    "ADVISORY  REPRESENTATIVE"  as  any  director,   officer  or
                    employee,   who  in  connection  with  his  or  her  regular
                    functions or duties -
                    o    makes,   participates   in,  or   obtains   information
                         regarding the purchase or sale of a security for an advisory client, or
                    o    whose  functions  are  related  to  the  making  of any
                         recommendations with regard to such purchases or sales.

                    Because all personnel may at some time access or obtain investment information, Wells Capital may designate any employee (including independent contractors who have been contracted for at least one month) as "advisory representatives," and thereby subject to the policies and procedures of the Code. The list of advisory personnel will be updated each quarter.


"BENEFICIAL
OWNERSHIP"
                    Personal securities transaction reports should include all accounts for which you have direct or indirect "beneficial ownership."control. These include accounts over which you have any control, influence, authority, or either with or without beneficial interest, whether directly or indirectly, including -

                    o  accounts  of  immediate   family   members  in  the  same
                    household; and
                    o any other account, including but not limited to those of relatives and friends, over which you direct activities.

                    Direct and indirect control may be further construed to include accounts for which an Advisory Representative is sole owner, joint owner, trustee, co-trustee, or attorney-in-fact.

PENALTIES

================================================================================


VIOLATIONS OF THE CODE
                    The firm's Chief Compliance Officer will report violations of the Code on a quarterly basis to the President. Each Advisory Representative should immediately report to the Chief Compliance Officer any known or reasonably suspected violations of this Code of which he or she becomes aware.

MONETARY FINESPENALTIES
                    Monetary fines Penalties will may be imposed on an Advisory Representative as follows:

                    o Third offense - $1,000.00 fine to be donated to the UNITED WAY;Minor Offenses -
                            >>       First minor offense - Verbal warning;
                            >>       Second minor offense - Written notice;
                            >>       Third minor  offense - $1,000.00  fine to
                                     be donated to the advisory
                                     representative's charity of choice*.
                    o    Substantive Offenses
                            >>       First substantive offense - Written notice;
                            >>       Second substantive  offense - $1,000 or
                                     disgorgement of profits (whichever  is
                                     greater) to be donated to the advisory
                                     representative's charity of choice*;
                            >>       Third substantive  offense - Termination of
                                     employment and/or referral to authorities.

                    Minor offenses include the following: failure or late submissions of quarterly trade reports and signed acknowledgments of Code of Ethics forms and certifications, failure to request trade pre-clearance, and conflicting pre-clear request dates versus actual trade dates.

                    Substantive offenses include the following: unauthorized purchase/sale of restricted securities outlined in the Code, violations of seven-day blackouts, short-term trading for profit (60-day rule), trading in conflict with clients' transactions (such as the appearance of potential front-running or scalping), and insider trading.

                    Wells Capital reserves the right to escalate the terms of this Penalties section at any time and to use corrective action that it determines is appropriate (including referral to authorities) - and, if necessary, to terminate employment immediately.

                    * The fines will be made payable to the Advisory Representative's charity of choice and turned over to Wells Capital, which in turn will mail the donation check on behalf of the advisory representative. Short-term trading profits - disgorgement of any profit or $1,000.00 fine, whichever is greater to be donated to the UNITED WAY.

                    MONETARY PENALTIES SUBJECT TO REVIEW AND APPROVAL OF THE PRESIDENT.

DISMISSAL AND/OR
REFERRAL TO
AUTHORITIES         REPEATED   VIOLATIONS   of  the  Code  will  may  result  in
                    dismissal. In addition, a single flagrant violation, such as fraud or insider trading, will result in immediate dismissal and referral to authorities.

                    The firm's Chief Compliance Officer will forward potential Code violations involving affiliated mutual funds to Wells Fargo Bank Mutual Fund Compliance.

EMPLOYEE TRADE PROCEDURES

================================================================================


PRE-CLEARANCE

                    o All Advisory Representatives in the firm must pre-clear personal securities transactions as specified in
                         Section III.4.
                    o All pre-clearance requests must be submitted via ELECTRONIC MAIL to Marivic Jimiera/Wells Capital Compliance (jimieram@wellscap.com). Responses will be sent back via electronic mail. Exceptions will be made only for telephone requests from Advisory Representatives who are out of the office on business or on vacation. It is the responsibility of the Advisory Representative to ensure that Compliance receives your pre-clearance requests. If it appears that E-mail is down, please contact Marivic either at, 415/222-5891 (phone), or 415/210-6000 (pager).
                    o At a minimum, indicate the following information on ------------ your pre-clearance request - (a) Transaction Type: BUY or SELL (B) SECURITY DESCRIPTION / TICKER or CUSIP (c) Security Type: COMMON STOCK, OPTIONS, or BONDS
                    o Telephone requests from beneficial account holders outside the firm will be accepted. Copies of responsesResponses to requests will be forwarded to the Advisory Representative via electronic mail. oRequests may be submitted from 7:00 am (Pacific) until an hour before the market closes for the day. Barring any problems with systems access (i.e., SEI, Advent/Moxy), responses will be made no more than an hour from the receipt of request.
                    o Pre-cleared trades are VALID FOR SAME DAY TRADES only. Nexceptions.
                    o Pre-clearance does not preclude the possibility of a potential conflict appearing after the execution of an employee trade. Trades will be screened for blackout violations and other conflicts, but quarter-end review of each personal trade will reveal conflicts occurring after the trade is executed (for example, 60-day rule violation).
                    o The use of the electronic mail system ensures that each report is date-stamped, and it is the responsibility of each Advisory Representative to ensure that the report has been received by Wells Capital Compliance.

              PERSONAL SECURITIES TRANSACTIONS SHOULD BE REPORTED,
                          WHETHER PRE-CLEARED OR NOT.

TRADE REPORTS
                    o Quarterly Trade Reports which list personal securities transactions for the quarter must be submitted no later than the 10th day after the end of each calendar quarter. This 10-day deadline is a FEDERAL REQUIREMENT and includes weekends and holidays. If the 10th day falls on a weekend or a holiday, the report is due the business day immediately preceding this deadline.
                    o Quarterly Trade Reports must be submitted using..\..\..\Wells Cap - NEWS\Risk Management Guidelines\CodeofEthics\QUARTERLY TRADE REPORT.dot form to Wells Capital Compliance, attention Marivic Jimiera. If there are no activities for the quarter, a report indicating such is still required to be submitted. Hardcopies may be submitted via interoffice mail to WCM Compliance at MAC A0103-101 or via electronic mail to jimieram@wellscap.com.
                    o Each Advisory Representative must instruct his or her broker(s) to send duplicate copies of trades confirms and/or statements to Wells Capital Compliance, attention Marivic Jimiera. If your broker is unable to directly send duplicate copies, please inform Compliance in writing to document this. [Use form:
                         ..\..\..\Wells Cap - NEWS\Risk Management Guidelines\CodeofEthics\Request for Duplicate
                         Confirms.dot

POST-REVIEW
                    Wells Capital Compliance will match any broker confirms received to pre-clearance requests. Discrepancies will be documented and may be subject to censures, as outlined in the PENALTIES section of this Code.

                    Employee transactions will also be screened for the following:
                    o Same day trades: Transaction occurring on the same day as the purchase or sale of the same security in a managed account, except for index programs (For S&P 500 securities).
                    o 7-day Blackout period: Transaction up to and including seven calendar days before and after the purchase and/or sale of the same security in a managed account as described in Sec IV.3 of the Code (For non-S&P500 securities). Note: All interim activity is considered, not just the initial purchase or sale of a security.
                    o Short-term trading profits: Purchase/Sale, or vice versa, occurring within 60 days in the same security resulting in net profit. Advisory Representatives are responsible for ensuring that the 60-day rule is observed when sale requests are made for securities previously purchased, or vice versa.
                    o Other potential conflicts: Certain transactions may also be deemed in conflict with the Code and will warrant additional review, depending on the facts and circumstances of the transaction.






PRE-CLEARANCE AND
REPORTING REQUIREMENTS
                    The  table  below  indicates   pre-clearance  and  reporting
                    requirements. Requirements for all other security type transactions must be checked with Compliance.

                    SECURITY TYPE         PRE-CLEARANCE         QTRLY
                                              REPORTING
                    Equity transactions*       Yes              Yes
                    Fixed Inc transactions     Yes              Yes
                    Wells Fargo stock No                Yes
                    Open-ended MF              No               No
                    Proprietary MF             No               No
                    US Tsy/Agencies            No               No
                    Short term/cash equiv.     No               No
                    SPP- auto purchase         No               No

                    *INCLUDING  OPTIONS,  E  EXCHANGE-TRADED
                    CLOSED-END  MUTUAL  FUNDS  AND  SELLS OF
                    STOCK PURCHASE PLAN ASSETS (E.G.,  ESPP,
                    401K).

CONFIDENTIALITY
                    All reports of personal securities transactions, holdings and any other information filed pursuant to this Code will be kept CONFIDENTIAL, provided, however that such information will also be subject to review by appropriate Wells Capital personnel (Compliance and/or Senior Management) and legal counsel. Such information will also be provided to the Securities and Exchange Commission ("SEC") or other government authority WHEN PROPERLY REQUESTED OR UNDER COURT ORDER.

ACKNOWLEDGMENT OF
BROKERAGE ACCOUNTS  All Advisory  Representatives  are required to submit a list all brokerage accounts as required by the Code. In addition, you are responsible for ensuring that new or closed accounts are communicated to Compliance. For reporting purposes, use ..\..\..\Wells Cap - NEWS\Risk Management Guidelines\CodeofEthics\Acknowledgment of Brokerage
                    Accounts.dot

INITIAL AND ANNUAL
HOLDINGS REPORT     All Advisory Representatives are required to report holdings
                    (subject to Code requirements)  within 10 days of employment
                    and   on   an   annual   basis   thereafter.   An   Advisory
                    Representative's broker statement will suffice in lieu of a separate initial or annual holdings report. It is the Advisory Representative's responsibility to ensure that Compliance receives duplicate copies of statements and/or confirms if those are sent directly by the brokers.

RESTRICTIONS

================================================================================


The following are Wells Capital's restrictions on personal trading:
RESTRICTED SECURITIES

---------------------------------------- -------------------------------- ---------------------------------------

             SECURITY TYPE                          PURCHASE                               SALE

---------------------------------------- -------------------------------- ---------------------------------------

A.       S&P500 stocks                              PERMITTED                           PERMITTED
                                         Subject to one-day blackout        Subject to one-day blackout during
                                         during execution of client trades  execution of client trades (except
                                         (except index program trades).     index program trades).  Must
                                         Must pre-clear.                    pre-clear.

---------------------------------------- -------------------------------- ---------------------------------------

B.       Any security not included in               PERMITTED                           PERMITTED
     the S&P500 above and not defined    Subject to pre-clearance         Subject to pre-clearance requirements.
     as "small cap" below.               requirements.

---------------------------------------- -------------------------------- ---------------------------------------

C.       Any restricted  list security             PROHIBITED             PERMITTED, subject to the following:
     (and its associated option)         (Transaction for an S&P Index    >>   If security held prior to
     defined as "small cap"              stock that is held in the             Wells Capital employment, sale
     (capitalization as defined by the   Small/Mid Cap funds is                permitted subject to
     Russell 2000).holdings in           permitted subject to the              pre-clearance requirements.
     WCM-actively managed Small Cap      Code's pre-clearance
     funds.                              requirements)






---------------------------------------- -------------------------------- ---------------------------------------

D.       Any security issued by a                  PROHIBITED             PERMITTED, subject to the following:
     Wells Capital client                                                 >>       If security held prior to
                                                                                   Wells Capita  employment,
                                                                                   sales  subject  to
                                                                                   pre-clearance requirements.


---------------------------------------- -------------------------------- ---------------------------------------

E.       Automatic investment programs              PERMITTED                           PERMITTED
     or direct stock purchase plans                                       >>       Subject to Code of Ethics
                                         >>   Subject to Code of                    reporting requirements
                                              Ethics reporting
                                              requirements

---------------------------------------- -------------------------------- ---------------------------------------

F.       Initial Public Offerings (IPOs)           PROHIBITED             PERMITTED, only
                                                                          >>   If security held prior to
                                                                               Wells Capital employment, sales
(An IPO is a corporation's first                                               subject to pre-clearance
offering of a securityrepresenting                                             requirements.
shares of the company to the public)

---------------------------------------- -------------------------------- ---------------------------------------

G.       Private Placements                        PROHIBITED             PERMITTED, only
                                                                                     ----
                                                                          >>       If security held prior to
(A private placement is an offer or                                                Wells Capital employment, sales
sale of any security by a brokerage                                                subject to pre-clearance
firm not  involving a public offering,                                             requirments.
for example, a venture capital deal)

---------------------------------------- -------------------------------- ---------------------------------------

SHORT-TERM TRADING PROFITS
(60-DAY TRADING RULE)

                    The purchase and sale, or the sale and purchase, of the same security (or equivalent) within 60 calendar days and at a profit is PROHIBITED.
                    o This restriction applies without regard to tax lot considerations and short-sales;
                    o Exercised options are not restricted, however, purchases and sales of options occurring within 60 days resulting in profits are PROHIBITED;
                    o Exceptions require advance written approval from the firm's Chief Compliance Officer (or designee).

                    Profits from any sale before the 60-day period expires must may require disgorgement.be disgorged Please refer to "Penalties", section II of this Code, for additional details.
BLACKOUT PERIODS
                    For securities in the S&P 500 Index, a one-day firm-wide blackout will apply if the issue(s) is being traded on behalf of a client, at the time the pre-clear request is made.. The blackout will not apply to Index program trades. All other issues are subject to a seven-day firm-wide blackout period in advance of the Advisory Representative's trade. The Advisory Representative is also prohibited from trading that security in any account they he or she manages for the seven-day period after the Advisory Representative'shis or her personal trade.

INSIDER TRADING
                    Wells Capital considers information MATERIAL if there is a substantial likelihood that a reasonable shareholder would consider it important in deciding how to act. Information is considered NON-PUBLIC when it has not been disseminated in a manner making it available to investors generally. Information becomes PUBLIC once it is publicly disseminated; limited disclosure does not make the information public (e.g., disclosure by an insider to a select group of persons).

                    Wells Capital generally defines INSIDER TRADING as the buying or selling of a security, in breach of fiduciary duty or other relationship of trust and confidence, while in possession of material, non-public information. Insider trading is a violation of federal securities laws, punishable by a maximum prison term of 10 years and fines of up to $1 million for the individual and $2.5 million for the firm.

                    TIPPING of material, non-public information is PROHIBITED. An Advisory Representative cannot trade, either personally or on behalf of others, while in possession of such information.

                    FRONT-RUNNING/SCALPING  involves  trading  on the  basis  of
                    non-public    information    regarding    impending   market
                    transactions.

                    o Trading ahead of, or "front-running," a client or proprietary mutual fund order in the same security; or
                    o Taking a position in stock index futures or options contracts prior to buying or selling a block or securities for a client or proprietary mutual fund account (i.e., self-front running).

                    SCALPING occurs when an Advisory Representative purchases shares of a security for his/her own account shortly before recommending or buying that security for long-term investment to a client and then immediately selling the shares at profit upon the rise in the market price following the recommendation.

GIFTS AND HOSPITALITY

                    Wells Capital, as a policy, PROHIBITS GIFTS OF MORE THAN $500.00 IN VALUE from Wells Capital clients or any person/entity that does business with or on behalf of Wells Capital clients. follows Wells Fargo Bank's policy regarding gifts and hospitality. Please refer to WFB Employee Handbook for requirements.CASH: Acceptance of offerings or gifts of any amount of cash from current or prospective clients, brokers, or any 3rd party vendor are PROHIBITED, and such offerings or gifts must be reported to Compliance within 10 days of the cash offer. Borrowing funds from any of the above parties is also PROHIBITED.
                    GIFTS: Non-cash gifts/hospitality of over $500 in value (including unsolicited advertising, promotional material or travel expenses) may be accepted by a Wells Capital employee from a current or prospective client, or may be given by a Wells Capital Advisory Representative to a client but only if such gifts have the advance written approval from the firm's Chief Compliance Officer (or designee). Non-cash gifts/hospitality of under $500 do not require approval.

                    o GIFTS: Non-cash gifts from broker-dealers and/or third party service providers are limited to $500.00 in value.

                    o OTHER: Client or vendor offers of expense-paid trips to client or vendor sites, seminars, exhibits or other outings may be accepted, but such offers must have the advance written approval from the firm's Chief Compliance Officer (or designee).

DIRECTORSHIPS AND   Wells  Capital,  as a policy,  prohibits all employees  from
OTHER OUTSIDE       serving on the Board of  Directors  of ANY  PUBLICLY  TRADED
EMPLOYMENT DIRECT- COMPANY. Directorships for either a nonpublic-for-profit or ORSHIPS AND OTHER a non-profit organization is permitted, but require advance OUTSIDE EMPLOYMENT written approval from Wells Capital's Chief Compliance
                    Officer (or designee). Employees who wish to pursue any other outside employment must request approval from the Chief Compliance Officer (or designee). All documentation will be maintained by Compliance. Please refer to the Wells
                    Fargo Employee Handbook for additional information regarding outside employment. Wells Capital, as a policy, follows
                    Wells Fargo Bank's policy regarding directorships and other outside employment. Please refer to WFB Employee Handbook for requirements.

REGULATORY REQUIREMENTS

================================================================================


INVESTMENT ADVISERS
ACT OF 1940 AND
INVESTMENT COMPANY
ACT OF 1940         The  SEC  considers  it a  violation  of  general  antifraud provisions of federal  securities  laws whenever an adviser, such as Wells Capital,  engages in fraudulent,  deceptive or manipulative conduct. As a fiduciary to client assets, Wells
                    Capital  cannot engage in  activities  which would result in
                    conflicts  of  interests   (for  example,   "front-running,"
                    scalping, or favoring proprietary accounts over those of the clients').

REGULATORY CENSURES
                    The SEC can censure, place limitations on the activities, functions, or operations of, suspend for a period not exceeding twelve months, or revoke the registration of any investment adviser based on a:

                    >> Failure reasonably to supervise, with a view to preventing violations of the provisions of the federal securities laws, an employee or a supervised person who commits such a violation.
                    >> However, no supervisor or manager shall be deemed to have failed reasonably to supervise any person, if

                          (a) there have been established procedures, and a system for applying such procedures, which would reasonably be expected to prevent and detect, insofar as practicable, any such violation by such other person and
                          (b) such supervisor or manager has reasonably discharged the duties and obligations incumbent upon him/her by reason of such procedures and systems without reasonable cause to believe that such procedures and system were not being complied with.

ACKNOWLEDGMENT AND CERTIFICATION

================================================================================




I certify that I have received, read, understood and recognize that I am subject to Wells Capital Management's CODE OF ETHICS AND POLICY ON PERSONAL SECURITIES TRANSACTIONS AND INSIDER TRADING. This Code is in addition to Wells Fargo's policy on BUSINESS CONDUCT AND ETHICS, as outlined in the Employee Handbook.

In addition to certifying that I will provide complete and accurate reporting as required by the Code and have complied with all requirements of the Wells Capital Management Code, I certify that I will not:

o Execute any prohibited purchases and/or sales, directly or indirectly, that are outside those permissible by the Code;

o Employ any device, scheme or artifice to defraud Wells Fargo, Wells Capital Management, or any company;

o Engage in any act, practice or course of business which operates or would operate as a fraud or deceit upon Wells Fargo, Wells Capital Management or any company;

o    Make any untrue  statement of a material  fact, or omit to state a material
     fact  necessary  in  order  to  make  the  statements,   in  light  of  the
     circumstances under which they are made, not misleading;

o Engage in any manipulative practice with respect to Wells Fargo, Wells Capital Management or any company;

o    Trade on inside information;

o Trade ahead of or front-run any transactions for Wells Capital managed accounts;

o    Trade without obtaining the necessary pre-clearance.

I understand that it is a violation of the Investment Advisers Act of 1940 to fail to submit a record of my personal securities transactions within 10 calendar days of quarter-end.

I understand that, as an employee of Wells Capital Management, it is my responsibility to submit a list of all brokerage accounts in which I have beneficial ownership or interest and control (as defined in the Code). Additionally, I will notify Wells Capital Management Compliance upon opening or closing brokerage accounts.

ANY EXCEPTIONS, WHERE APPLICABLE, ARE NOTED AS FOLLOWS:




Signature                                                              Date


NAME (Print)

THE ACKNOWLEDGMENT AND CERTIFICATION FORM IS DUE 10 DAYS FROM DATE OF RECEIPT. SIGNED COPIES MUST BE SUBMITTED TO WELLS CAPITAL COMPLIANCE, ATTENTION MARIVIC JIMIERA/MAC A0103-101.

                                                                  Exhibit (p)(9)

                                WELLS FARGO BANK
                                 CODE OF ETHICS
                            ADOPTED UNDER RULE 17J-1
                                  MARCH 1, 2000

Wells Fargo Bank (the Bank) is confident that its officers, directors and employees act with integrity and good faith. The Bank recognizes, however, that personal interests may conflict with those of the investment companies it advises where its officers, directors or employees:

          X         Know about present or future portfolio transactions, or

          X         Have the power to influence portfolio transactions; and

          X         Engage in personal transactions in securities.

In an effort to prevent these conflicts and in accordance with Rule 17j-1 under the Investment Company Act of 1940 (the 1940 Act), the Bank has adopted this Code of Ethics (the Code) to prohibit transactions that create or may create conflicts of interest, and to establish reporting requirements and enforcement procedures.

I.       ABOUT THE BANK.

         The Bank is a national bank that is primarily engaged in traditional banking activities and other financial services. The Bank also serves as investment adviser to various investment companies registered under the 1940 Act. As an investment adviser to registered investment companies, the Bank is required to adopt a code of ethics under Rule
         17j-1. Rule 17j-1 requires ALL investment advisers for registered investment companies to adopt a code of ethics, but permits advisers that, like the Bank, are "primarily engaged in a business or businesses other than advising [registered investment companies] or other advisory clients" to adopt codes that govern a more narrow universe of "access persons." 1 The Bank has adopted this Code to comply with the requirements under Rule 17j-1 for such investment advisers.

II.      ABOUT THIS CODE OF ETHICS.

         The Code sets forth general prohibitions and requirements, which are included under Section IV (Statement of General Principles) and Section V (Prohibitions Regarding Conduct of Covered Persons). This Code also sets forth reporting obligations and specific prohibitions on securities transactions, which are included under Section VI (Reporting Obligations of Advisory Persons) and Section VII (Prohibitions Regarding Securities Transactions by Advisory Persons). The remainder of the Code sets forth review, enforcement, recordkeeping responsibilities (Sections IX and X), and miscellaneous information (Section XI). Underlined terms are defined in the Glossary.

NOTE: PERSONS COVERED BY THIS CODE ARE ALSO SUBJECT TO AND REQUIRED TO COMPLY WITH THE BANK'S CODE OF ETHICS AND BUSINESS CONDUCT, INCLUDING THE LIMITATIONS THEREIN REGARDING DIRECTORSHIPS AND THE RECEIPT OF GIFTS.

III.     WHO IS COVERED BY THE CODE OF ETHICS?

-------------------------------
1/   An Adviser is primarily engaged in a business or businesses othe than advising registered investment companies or other advisory clients if, for each of its most recent three fiscal years or for the period of time since its organization, whichever is less, the investment adviser derived, on an inconsolidated basis more than 50% of its total sales and revenues and more than 50% of its income (or loss), before income taxes and extraordinary items from the other bussines or businesses.

         (a)      BANK OFFICERS, DIRECTORS AND EMPLOYEES.

                  This Code of Ethics applies to each officer, director and employee of the Bank:

                           o who, with respect to any registered investment company advised by the Bank (a
                                    Fund),     makes     any     recommendation,
                                    participates in the  determination  of which
                                    recommendation   will  be  made,   or  whose
                                    principal function or duties relate to the determination of which recommendation will be made by the Bank to any Fund
                                    OR

                           o who, in connection with his or her duties, obtains any information about securities recommendations being made by the Bank to any Fund.

                  Throughout this Code, these persons are referred to as Advisory Persons." Currently, the Bank does not have any Advisory Persons. The Bank has appointed sub-advisers to manage each Fund's assets on a discretionary basis. Thus, the sub-advisers, rather than the Bank, make recommendations to the Funds regarding purchases and sales of securities. As a result, the Bank itself neither manages the Funds' assets on a discretionary basis and nor makes any securities recommendations to the Funds.

         (b)      LIMITED PURPOSE ADVISORY PERSONS.

                  Although the Bank currently does not have any Advisory Persons, the Bank recognizes that certain of its officers and employees may from time to time obtain information regarding a security being purchased or sold or being considered for purchase by a Fund. For purposes of this Code, these officers and employees are called Limited Purpose Advisory Persons. Specifically, you are a Limited Purpose Advisory Person if you: are a Bank officer or employee; do not meet the definition of an Advisory Person; are not covered by a code of ethics adopted by a Fund's sub-adviser pursuant to Rule 17j-1; and obtain information from time to time regarding securities being purchased or sold or being considered for purchase by a Fund while performing your regular functions for the Bank.

                  The Review Officer, as defined below, will maintain a list of Limited Purpose Advisory Persons and will notify such persons of their obligations under this Code. The personal trading activities of Limited Purpose Advisory Persons are addressed in Section VIII below.

         (c)      COVERED PERSONS.

                  Throughout the Code, Advisory Persons and Limited Purpose Advisory Persons are collectively referred to as "Covered Persons."

IV.      STATEMENT OF GENERAL PRINCIPLES.

         In recognition of the trust and confidence placed in the Bank by the Funds and their shareholders, and because the Bank believes that its operations should benefit the Funds and their shareholders, the Bank has adopted the following general principles to guide its Covered Persons.

                  (a)  The  Funds'  and  their  shareholders'   interests  are
                  paramount. You must place their interests before your own.

                  (b) You must accomplish all personal securities transactions in a manner that avoids a conflict of your personal interests with those of the Funds or their shareholders.

                  (c) You must avoid actions or activities that allow you or your family to profit or benefit from your relationship with a Fund, or that bring into question your independence or judgment.

V.       PROHIBITION AGAINST FRAUD, DECEIT AND MANIPULATION.

         No Covered Person in connection with the purchase or sale, directly or indirectly, of a security held or to be acquired by any Fund may:

         (a)      employ any device, scheme or artifice to defraud any Fund;

                  (b) make to a Fund any untrue statement of a material fact or omit to state to a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

                  (c) engage in any act, practice or course of business which would operate as a fraud or deceit upon any Fund; or

         (d)      engage in any manipulative practice with respect to any Fund.


VI. REPORTING OBLIGATIONS OF ADVISORY PERSONS.

                  (a) INITIAL AND ANNUAL REPORTS OF SECURITIES HOLDINGS AND ACCOUNTS.

                  You must provide the Review Officer with a complete listing of all securities you beneficially own and all your securities accounts as of the date you first become subject to this Code's reporting requirements. You must submit this list to the Review Officer, as defined below, within 10 days of the date you first become subject to this Code's reporting requirements. Each following year, you must submit a revised list to the Review Officer as of a date no more than 30 days before you submit the list. An Initial and Annual Report of Securities Holdings and Accounts is included as Appendix A.

                  (b)      QUARTERLY REPORTS.

                  Each quarter, you must report all securities transactions effected, as well as securities accounts you established, during the quarter. You must submit your report to the Review Officer no later than 10 days after the end of each calendar quarter. A Quarterly Report is included as Appendix B.

                  If you had no reportable transactions and did not open any securities accounts during the quarter, you are still required to submit a report. Please note in the spaces provided on the report that you had no reportable items during the quarter, and return it, signed and dated.

                  (c)      WHAT MUST BE INCLUDED IN YOUR REPORTS?

                  You must report all transactions in securities that: (i) you directly or indirectly beneficially own or (ii) because of the transaction, you acquire direct or indirect beneficial ownership. You also must report all of your accounts in which any securities were held for your direct or indirect benefit (e.g., brokerage accounts, certain bank accounts).

         (d)      WHAT MAY BE EXCLUDED FROM YOUR REPORTS?

                  You are not required to include the following securities, transactions or accounts on your reports:

                           (1) Purchases or sales effected for any account over which you have no direct or indirect influence or control;

                           (2) Purchases you made solely with the dividend proceeds received in a dividend reinvestment plan or that are part of an automatic payroll deduction plan, where you purchased a security issued by your employer;

                           (3) Purchases effected upon the exercise of rights issued by an issuer PRO RATA to all holders of a class of its securities, as long as you acquired these rights from the issuer, and sales of such rights;

                           (4) Purchases or sales that are non-volitional, including purchases or sales upon exercise of written puts or calls, and sales from a margin account to a BONA FIDE margin call;

                                    (5) Purchases of direct obligations of the U.S. Government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments, including repurchase agreements, and shares issued by registered, open-end investment companies.

                  As indicated on the reports, you may include a statement in your report that the report shall not be construed as your admission that you have any direct or indirect beneficial ownership in a security included in the report.

         (e)      DUPLICATE BROKER CONFIRMATIONS.

                  You must direct your broker to send the Review Officer (as defined below) on a timely basis duplicate copies of confirmations of all personal securities transactions and copies of periodic statements. This includes confirmations and statements for transactions in Fund shares.

         (f) INITIAL AND ANNUAL CERTIFICATION OF COMPLIANCE WITH THE CODE OF ETHICS.

                  Within 10 days of becoming an Advisory Person, and each year thereafter, you must complete the Certification Form, included as Appendix C.

VII.     PROHIBITIONS REGARDING SECURITIES TRANSACTIONS BY ADVISORY PERSONS.

         (a)      INITIAL PUBLIC OFFERINGS.

                  You cannot acquire any securities in an initial public offering.

         (b)      LIMITED OFFERINGS.

                  You cannot acquire any securities in a limited offering (e.g., private placement).

         (c)      BLACKOUT PERIODS ON PERSONAL SECURITIES TRANSACTIONS.

                  (1) You cannot purchase or sell, directly or indirectly, a security in which you had (or by reason of the transaction acquire) any beneficial ownership on a day that any Fund has an unexecuted buy or sell order in the same (or a related) security until the Funds order is executed or withdrawn.

                  (2) You cannot purchase or sell, directly or indirectly, any security in which you had (or by reason of such transaction acquire) any beneficial ownership at any time within 7 calendar days before or after the time that the same (or a related) security is being purchased or sold by any Fund that you manage or for which you trade.

                  (3) You cannot purchase or sell, directly or indirectly, any security in which you had (or by reason of the transaction acquire) any beneficial ownership at any time within 7 calendar days before or after you have issued an investment recommendation regarding that (or a related) security.

         (d)      BAN ON SHORT-TERM TRADING PROFITS.

                  You cannot profit from buying and selling, or selling and buying, the same security (or its equivalent) within 60 calendar days. For purposes of counting the 60 days, multiple transactions in the same security will be counted in such a manner as to produce the shortest time period between transactions.

                  This prohibition includes short sales. EXERCISED options are excluded, but profitable purchases and sales of options occurring within 60 days are prohibited. Sales at original purchase price or at a loss are not prohibited. All other exceptions require the advance written approval from the Review Officer (as defined below).

VIII.    LIMITED PURPOSE ADVISORY PERSONS.

As a Limited Purpose Advisory Person, you must comply with the certification requirement in Section VI.(f) above. You also must comply with the prohibitions described below, but only with respect to those securities about which you obtain information regarding a security being purchased or sold by a Fund or being considered for purchase by a Fund while performing your regular Bank functions.

                  (a)      BLACKOUT PERIOD ON PERSONAL SECURITIES TRANSACTIONS.

                           If you obtain information  regarding a security being
                  purchased or sold by a Fund or being  considered  for purchase by a Fund, you cannot purchase or sell, directly or indirectly, that security (or by reason of the transaction acquire any beneficial ownership in that security) while such security is being purchased or sold or is being considered for purchase by a Fund. Further, you cannot purchase or sell that security (or by reason of the transaction acquire any beneficial ownership in that security) at any time during the 7 calendar days after the same (or a related) was purchased or sold by a Fund.


                  (b)      BAN ON SHORT-TERM TRADING PROFITS.

                  If you obtain information regarding a security being purchased or sold by a Fund or being considered for purchase by a Fund, you cannot profit from buying and selling, or selling and buying, the same security (or its equivalent) within 60 calendar days. This includes short sales. EXERCISED options are excluded, but profitable purchases and sales of options occurring within 60 days are prohibited. Sales at original purchase price or at a loss are not prohibited. All other exceptions require the advance written approval from the Review Officer (as defined below).

IX. REVIEW AND ENFORCEMENT OF THE CODE.

                  (a)      APPOINTMENT OF A REVIEW OFFICER.

                   A review officer (the Review Officer) will perform the duties described below. The Review Officer is Ms. Dorothy Peters.

                  (b)      THE REVIEW OFFICERS DUTIES AND RESPONSIBILITIES.

                  (1) The Review Officer will identify each person who is covered by this Code, as well as each person who is required to report under the Code. The Review Officer will inform each person of his or her status under the Code and applicable reporting and other requirements no later than 10 days before the first quarter in which he or she is obligated to begin reporting.

                  (2) The Review Officer will, on a quarterly basis, compare reported personal securities transactions with each Funds completed portfolio transactions during the quarter covered by the reports to determine whether a Code violation may have occurred. The Review Officer also will compare reported personal securities transactions with a list of securities that were considered for purchase by the Fund during the quarter covered by the reports, and otherwise review the personal securities transactions to determine whether a Code violation may have occurred. The Review Officer may request additional information or take any other appropriate measure that the Review Officer decides is necessary to aid in this determination.

                  (3) Before determining that a person has violated the Code, the Review Officer must give the person an opportunity to supply explanatory material. No person is required to participate in a determination of whether he or she has committed a Code violation or of the imposition of any sanction against himself or herself.

                  (4) If required, the Review Officer will submit his or her own reports to an Alternate Review Officer who will fulfill the duties of the Review Officer with respect to such reports. If a securities transaction of the
                         Review Officer is under review for a possible violation, an officer of the Bank will act for the Alternate Review Officer for purposes of this Section IX.

                  (c)      SANCTIONS.

                  If the Review Officer finds that a person violated the Code, the Review Officer may: (i) impose upon the person a notice or notices of censure; (ii) notify appropriate Bank personnel for further action; and/or (iii) recommend specific sanctions to appropriate Bank personnel, such as suspension for one week or more without pay, reductions in leave, elimination of bonuses and similar payments, disgorgement of profits, dismissal and referral to authorities.

X.       RECORDKEEPING.

         The Bank will maintain records as set forth below, which will be made available for examination by representatives of the Securities and Exchange Commission and other regulatory entities.

                  (a) A copy of this Code and any other code of the Bank, which is, or at any time within the past five years has been, in effect will be preserved in an easily accessible place.

                  (b) A record of any Code violation and of any sanctions taken will be preserved in an easily accessible place for a period of at least five years following the end of the fiscal year in which the violation occurred.

                  (c) A copy of each report submitted under this Code will be preserved for a period of at least five years from the end of the fiscal year in which it is made, for the first two years in an easily accessible place.

                  (d) A record of all persons, currently or within the past five years, who are or were required to submit reports under this Code, and a list of those persons who are or were responsible for reviewing these reports, will be maintained in an easily accessible place.

                  (e) A copy of each annual issues and certification report, as required by Section XI.(c) of this Code, must be maintained for at least five years from the end of the fiscal year in which it is made, for the first two years in any easily accessible place.

XI. MISCELLANEOUS.

                  (a) Confidentiality. All reports and other information submitted to the Bank pursuant to this Code will be treated as confidential, provided that such reports and information may be produced to the Securities and Exchange Commission and other regulatory authorities.

                  (b) Interpretation of Provisions. The Bank may from time to time adopt such interpretations of this Code as appropriate.

                  (c) Annual Issues and Certification Report. At least once a year, the Review Officer will provide each Fund with a WRITTEN report that:

                  (1) describes issues that arose during the previous year under the Code or procedures thereto, including any material Code or procedural violations, and any resulting sanctions; and

                  (2) certifies to the Fund's board of directors or trustees that the Bank has adopted procedures necessary to prevent any of its access persons, as defined under Rule 17j-1, from violating the Code.


Adopted:   March 1, 2000

                                    GLOSSARY

Beneficial ownership means the same as it does under Section 16 of the Securities Exchange Act of 1934. You should generally consider yourself the beneficial owner of any securities in which you have a direct or indirect pecuniary interest. In addition, you should consider yourself the beneficial owner of securities held by your spouse, your minor children, a relative who shares your home, or other persons by reason of any contract, arrangement, understanding or relationship that provides you with sole or shared voting or investment power.

High quality short-term debt instrument means any instrument that has a maturity at issuance of less than 366 days and that is rated in one of the two highest rating categories by a nationally recognized statistical rating organization (e.g., Moody's Investors Service).

Initial public offering means an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before registration, was not subject to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934.

Limited offering means an offering that is exempt from registration under the Securities Act of 1933 pursuant to Section 4(2), Section 4(6), Rule 504, Rule 505 or Rule 506.

Purchase or sale of a security includes, among other things, the writing of an option to purchase or sell a security.

Security means the same as that set forth in Section 2(a)(36) of the 1940 Act, except that it does not include direct obligations of the U.S. Government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments, including repurchase agreements, and shares issued by registered, open-end mutual funds.

A security held or to be acquired by a Fund means (A) any security that, within the most recent 15 days (i) is or has been held by the Fund, or (ii) is being or has been considered by the Fund's adviser or sub-adviser for purchase by the Fund, and (B) any option to purchase or sell, and any security convertible into or exchangeable for, any security.

A security is being purchased or sold by a Fund from the time a purchase or sale program has been communicated to the person who places buy and sell orders for the Fund until the program has been fully completed or terminated.

A security is being considered for purchase by a Fund when a security is identified as such by the Fund's adviser or sub-adviser.

                                   APPENDIX A
          INITIAL AND ANNUAL REPORT OF SECURITIES HOLDINGS AND ACCOUNTS

Name of Reporting Person:
Date Person Became Subject to the Code's Reporting Requirements: _________ Information in Report Dated As Of: __________
Date Report Due: _______
Date Report Submitted: _________
If this is your first list of securities holdings and accounts, please check here. 9 If this is an annual report, calendar year ended: ____________

SECURITIES HOLDINGS

------------------------------------ ------------------------------------------- -------------------------------------------


         Name of Issuer                           Title of Security                  Number of Shares, Principal Amount,
                                                                                     Interest Rate and Maturity Date
                                                                                               (as applicable)


------------------------------------ ------------------------------------------- -------------------------------------------


------------------------------------ ------------------------------------------- -------------------------------------------


------------------------------------ ------------------------------------------- -------------------------------------------


------------------------------------ ------------------------------------------- -------------------------------------------

------------------------------------ ------------------------------------------- -------------------------------------------

If you have no securities holdings to report, please check here ____.

If you do not want this report to be considered as an admission that you have beneficial ownership of one or more securities listed above, please describe below and indicate which securities are at issue:

SECURITIES ACCOUNTS

-------------------------------------------------- ---------------------------------------- ------------------------------


         Name of Broker, Dealer or Bank                Name(s) on and Type of Account          Date Account Established
                                                                                              (for annual reports only)

-------------------------------------------------- ---------------------------------------- ------------------------------


-------------------------------------------------- ---------------------------------------- ------------------------------


-------------------------------------------------- ---------------------------------------- ------------------------------


-------------------------------------------------- ---------------------------------------- ------------------------------


-------------------------------------------------- ---------------------------------------- ------------------------------

If you have no securities accounts to report, please check here _____.
I certify that I have included on this report all securities holdings and accounts required to be reported pursuant to the Wells Fargo Bank Code of Ethics.


Signature                                            Date

                                   APPENDIX B
                                QUARTERLY REPORT

Name of Reporting Person:
Calendar Quarter Ended:
Date Report Due: _______ 10, 200__
Date Report Submitted: __________

SECURITIES TRANSACTIONS

------------ --------------- ------------ --------------------- -------------- ----------- -----------------------------

                                             No. of Shares,
  Name of                                   Principal Amt.,
  Issuer        Date of       Title of       Interest Rate,        Type of                  Name of Broker, Dealer or
              Transaction     Security       Maturity Date       Transaction     Price      Bank Effecting Transaction
                                            (as applicable)

------------ --------------- ------------ --------------------- -------------- ----------- -----------------------------


------------ --------------- ------------ --------------------- -------------- ----------- -----------------------------


------------ --------------- ------------ --------------------- -------------- ----------- -----------------------------


------------ --------------- ------------ --------------------- -------------- ----------- -----------------------------


------------ --------------- ------------ --------------------- -------------- ----------- -----------------------------


------------ --------------- ------------ --------------------- -------------- ----------- -----------------------------

If you had no reportable securities transactions during the quarter, please check here. ____

If you do not want this report to be considered as an admission that you have beneficial ownership of one or more securities listed above, please describe below and indicate which securities are at issue:

---------------------------------------------------------------------------

-----------------------------------------------------------------

SECURITIES ACCOUNTS

------------------------------------------- ------------------------------------------ ----------------------------------


      Name of Broker, Dealer or Bank             Name(s) on and Type of Account          Date Account was Established


------------------------------------------- ------------------------------------------ ----------------------------------


------------------------------------------- ------------------------------------------ ----------------------------------


------------------------------------------- ------------------------------------------ ----------------------------------


------------------------------------------- ------------------------------------------ ----------------------------------

If you did not establish any securities accounts during the quarter, please check here. 9

I CERTIFY THAT I HAVE INCLUDED ON THIS REPORT ALL SECURITIES TRANSACTIONS AND ACCOUNTS REQUIRED TO BE REPORTED PURSUANT TO THE WELLS FARGO BANK CODE OF ETHICS.


Signature                                      Date

                                   APPENDIX C
    CERTIFICATION FORM

TO:      Review Officer
FROM:    ___________________
DUE DATE:         3/24/00
RE:      Wells Fargo Bank Code of Ethics Certification
--------------------------------------------------------------------------------

INITIAL CERTIFICATION

I CERTIFY THAT (1) I HAVE READ AND UNDERSTAND THE WELLS FARGO BANK CODE OF ETHICS developed pursuant to requirements set forth in the Investment Company Act of 1940 - the "17j-1 Code", (2) I have read and understand the Wells Fargo Bank Code of Ethics and Business Conducts Rules, (3) I AM AWARE THAT I AM SUBJECT TO THE PROVISIONS OF THIS CODE, AND (4) I WILL FULLY COMPLY WITH THese CODEs.

Name (print): __________________

Position: ______________________

Signature: _____________________

Date: _________________________

--------------------------------------------------------------------------------

ANNUAL CERTIFICATION

I CERTIFY THAT (1) I HAVE READ AND UNDERSTAND THE WELLS FARGO BANK CODE OF ETHICS DEVELOPED PURSUANT TO THE REQUIREMENTS SET FORTH IN THE INVESTMENT COMPANY ACT OF 1940 - THE "17J-1 CODE" AND THE BANK'S GENERAL CODE OF ETHICS AND BUSINESS CONDUCT CODE PROVIDED IN THE EMPLOYEE HANDBOOK(2) I AM AWARE THAT I AM SUBJECT TO THE PROVISIONS OF THESE CODES, (3) I HAVE COMPLIED WITH THESE CODES AT ALL TIMES DURING THE PREVIOUS CALENDAR YEAR, (4) I HAVE, DURING THE PREVIOUS CALENDAR YEAR, REPORTED ANY AND ALL SECURITIES HOLDINGS, TRANSACTIONS AND ACCOUNTS THAT I AM REQUIRED TO REPORT PURSUANT TO THE 17J-1 CODE, AND (5) I WILL FULLY COMPLY WITH THE CODES .

Name (print): __________________
Position: ______________________
Signature: _____________________

Date: _________________________

                                                                 Exhibit (p)(10)
                             WELLS FARGO FUNDS TRUST
                           WELLS FARGO VARIABLE TRUST
                             WELLS FARGO CORE TRUST


                              JOINT CODE OF ETHICS
                            ADOPTED UNDER RULE 17J-1


         The Wells Fargo Funds Trust, the Wells Fargo Variable Trust and the Wells Fargo Core Trust (including the Core Trust's "feeder funds" that are advised or administered by Wells Fargo Bank or an affiliate thereof) (each a "Fund" and, together, the "Funds") are confident that their officers and trustees act with integrity and good faith. The Funds recognize, however, that personal interests may conflict with the Funds' interests where officers or trustees:

          o        Know about present or future portfolio transactions, or

          o        Have the power to influence portfolio transactions; and

          o        Engage in personal transactions in securities.

         In an effort to prevent these conflicts and in accordance with Rule 17j-1(b)(1) under the Investment Company Act of 1940 (the "1940 Act"), the Funds have adopted this Joint Code of Ethics (the "Code") to prohibit transactions that create, may create, or appear to create conflicts of interest, and to establish reporting requirements and enforcement procedures. Although the Funds have adopted the Code jointly pursuant to Rule 17j-1(b)(1) under the 1940 Act, each Fund is responsible for implementing the Code on behalf of, and for compliance therewith by, its own "access persons" as defined under Rule 17j-1.


I.       ABOUT THIS CODE OF ETHICS.

         This Code sets forth in the attached sections specific prohibitions on securities transactions and reporting requirements that apply to Fund officers and trustees. The prohibitions and requirements that apply to each person covered by this Code are included under Section III (General Principles) and
Section IV (Required Course of Conduct). For your specific reporting requirements, please refer to Part A or B, as indicated below. Definitions of underlined terms are included in Appendix A.

          o        Independent trustees
                                                                                          Part A

          o        Interested trustees, Fund officers and natural control persons         Part B

         The remainder of this Code sets forth review, enforcement and recordkeeping responsibilities (Sections V and VI), obligations of investment advisers, administrators and distributors (Section VII), and miscellaneous information (Section VIII).

II.      WHO IS COVERED BY THE CODE OF ETHICS?

     o    All Fund officers and Special Purpose Investment Personnel;
     o    All trustees, both interested and independent; and
     o Natural persons in a control relationship with a Fund who obtain information concerning recommendations made to a portfolio of a Fund (a "Portfolio") about the purchase or sale of a security.


III.     STATEMENT OF GENERAL PRINCIPLES.

         In recognition of the trust and confidence placed in the Funds by their shareholders, and because the Funds believe that their operations should benefit their shareholders, the Funds have adopted the following general principles to guide its trustees and officers.

     (1) Our shareholders' interests are paramount. You must place shareholder interests before your own.

     (2) You must accomplish all personal securities transactions in a manner that avoids even the appearance of a conflict of your personal interests with those of the Funds and their shareholders.

     (3) You must avoid actions or activities that allow (or appear to allow) you or your family to profit or benefit from your position with a Fund, or that bring into question your independence or judgment.


IV. REQUIRED COURSE OF CONDUCT.

    (1)                    PROHIBITION AGAINST FRAUD, DECEIT AND MANIPULATION.

                  You cannot, in connection with the purchase or sale, directly or indirectly, of a security held or to be acquired by any
                  Portfolio:

                  (A) employ any device, scheme or artifice to defraud any Portfolio;

                  (B)      make  to  a  Portfolio  any  untrue  statement  of  a
                           material fact or omit to state to a Portfolio a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

                  (C) engage in any act, practice or course of business which would operate as a fraud or deceit upon any Portfolio; or

                  (D) engage in any manipulativ practice with respect to any Portfolio.

    (2)                    LIMITS ON ACCEPTING OR RECEIVING GIFTS.

                  You cannot accept or receive any gift of more than DE MINIMIS value from any person or entity that does business with or on behalf of the Funds.

    (3)                    REPORTING REQUIREMENTS.

                  Each quarter you must report transactions in securities that you beneficially own. These reports must be submitted no later than 10 days after the end of the quarter. You also may be required to report your securities holdings annually. See Part A or B, as appropriate, for your specific reporting requirements.

V.  REVIEW AND ENFORCEMENT OF THE CODE.

    (1)                    APPOINTMENT OF A REVIEW OFFICER.

                  A review officer (the "Review Officer") will be appointed by each Fund's President to perform the duties described below.

    (2)                    THE REVIEW OFFICER'S DUTIES AND RESPONSIBILITIES.

                  (A) The Review Officer will identify each person who is covered by this Code, as well as each person who is required to report personal securities transactions. The Review Officer will promptly inform each person of his or her status and reporting requirements.

                  (B) The Review Officer will, on a quarterly basis, compare all reported personal securities transactions with the Portfolio's completed portfolio transactions by the Fund's adviser(s) to determine whether a Code violation may have occurred. The adviser(s) will compare all reported personal securities transactions with securities that were considered for purchase or sale by a Portfolio during the quarter covered by the reports, otherwise review the personal securities transactions to determine whether a Code violation may have occurred, and promptly report its findings to the Review Officer. Before determining that a person has violated the Code, the Review Officer must give the person an opportunity to supply explanatory material.

                  (C) If the Review Officer determines that a Code violation may have occurred, the Review Officer must submit the determination, together with the confidential quarterly report and any explanatory material provided by the person, to the President and fund counsel. The President and fund counsel will independently determine whether the person violated the Code.

                  (D) No person is required to participate in a determination of whether he or she has committed a Code violation or of the imposition of any sanction against himself or herself. If a securities transaction of the President is under consideration, a Vice President will act for the President for purposes of this Section V.

    (3)                    SANCTIONS.

                  If the President and fund counsel find that the person violated the Code, the President will impose upon the person ANY sanctions that the President deems appropriate and will report the violation and any imposed sanctions to the Board of Trustees at the next regularly scheduled board meeting unless, in the sole discretion of the President, circumstances warrant an earlier report. Sanctions may include suspension of authority to act on behalf of a Fund as an officer or trustee, or removal from office.

VI. RECORDKEEPING.

         The Funds will maintain records as set forth below. These records will be maintained in accordance with Rule 31a-2 under the 1940 Act and will be available for examination by representatives of the Securities and Exchange Commission.

    (1)                    A copy of this Code and any other code which is, or
                  at any time within the past five years has been, in effect will be preserved in an easily accessible place;

    (2)                    A list of all persons who are, or within the past
                  five years have been, required to submit reports under this Code will be maintained in an easily accessible place.

    (3)                    A copy of each report made by an officer or trustee
                  under this Code will be preserved for a period of not less than five years from the end of the fiscal year in which it is made, the first two years in an easily accessible place; and

    (4)                    A record of any Code violation and of any sanctions
                  taken will be preserved in an easily accessible place for a period of not less than five years following the end of the fiscal year in which the violation occurred.




VII.     AN INVESTMENT ADVISER'S, ADMINISTRATOR'S OR DISTRIBUTOR'S CODE OF
         ETHICS.

         Each investment adviser to (including any sub-adviser), administrator for (including any fund accounting services provider), and distributor of shares of, a Fund must:

    (1) Submit to the Board of Trustees of the Fund a copy of its code of ethics. Each adviser's and distributor's code of ethics must comply with the recommendations of the Investment Company Institute's Advisory Group on Personal Investing or be accompanied by a written statement explaining any differences and the reasons for the differences. An administrator's code of ethics must be accompanied by a written statement generally describing the code, the potential conflicts of interest that may arise from its role as administrator, the manner in which the code seeks to prevent such conflicts of interest, and the procedures that are reasonably designed to detect and prevent violations of the code;

    (2)                    Promptly report to the Fund in writing any material
                  amendments to its code of ethics;

    (3)                    Promptly furnish to the Fund, upon request, copies of
                  any reports made under its code of ethics by any person who is also covered by the Fund's Code under Section II above;

    (4)                    Immediately furnish to the Review Officer, without
                  request, all pertinent information regarding any material violation of its code of ethics; and

    (5)                    Annually furnish to the Fund, without request, all
                  pertinent information regarding any violations of its code of ethics by any person who is also covered by the Fund's Code under Section II above.


VIII.    MISCELLANEOUS.

    (1)                    Confidentiality. All personal securities transactions
                  reports and any other information filed with a Fund under this Code will be treated as confidential.

    (2)                    Interpretation of Provisions.  The Boards of Trustees
                  may from time to time adopt such interpretations of this Code as appropriate.

    (3)                    Periodic Review and Reporting.  Each President will
                  report to its Board of Trustees at least annually as to the operation of this Code and will address in any such report the need (if any)for further changes or modifications to the Code.

Adopted:
Revised:

                                     PART A
                              INDEPENDENT TRUSTEES


    (1)                    REQUIRED TRANSACTION REPORTS.


                  (A)      You  must  report  transactions  in  securities  on a
                           quarterly basis. You must submit your report to the Review Officer no later than 10 days after the end of the calendar quarter in which the transaction to which the report relates was effected. A Quarterly Personal Securities Transactions Report is included as Appendix B. If you had no reportable transactions during the quarter, you are still required to submit a report. Please note on your report that you had no reportable transactions during the quarter, and return it, signed and dated.

                  (B) Particular trades are required to be reported only if you KNEW at the time of the transaction or, in the ordinary course of fulfilling your official duties as a trustee, SHOULD HAVE KNOWN, that during the 15-day period immediately preceding or following the date of your transaction, the same security was purchased or sold, or was being considered for purchase or sale, by a Portfolio.

                           Note:  The "SHOULD HAVE KNOWN" standard does not:

                           o    imply a duty of inquiry;

                           o presume you should have deduced or extrapolated from discussions or memoranda dealing with a Portfolio's investment strategies; or

                           o impute knowledge from your prior knowledge of a Portfolio's holdings, market considerations, or investment policies,objectives and restrictions.


    (2)                    WHAT SECURITIES ARE COVERED UNDER YOUR QUARTERLY
                           REPORTING REQUIREMENT?

                  If the transaction is reportable because it comes within paragraph (1), above, you must report all transactions in securities that: (i) you directly or indirectly beneficially own or (ii) because of the transaction, you acquire direct or indirect beneficial ownership.

    (3)                    WHAT SECURITIES AND TRANSACTIONS MAY BE EXCLUDED FROM
                           YOUR REPORT?

                  You  are  not  required  to  detail  or  list  the   following
                  securities or transactions on your quarterly report:

                  (A) Securities issued by the U.S. Government or its agencies, bankers' acceptances, bank certificates of deposit, commercial paper or mutual funds.

                  (B) Purchases or sales effected for any account over which you have no direct or indirect influence or control.

                  (C) Purchases you made solely with the dividend proceeds received in a dividend reinvestment plan or that are part of an automatic payroll deduction plan, where you purchase securities issued by your employer.

                  (D) Purchases arising from the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, as long as you acquired these rights from the issuer, and sales of such rights so acquired.

                  You may include a statement in your report that the report shall not be construed as your admission that you have any direct or indirect beneficial ownership in the security or securities included in the report.

                                     PART B
         INTERESTED TRUSTEES, FUND OFFICERS AND NATURAL CONTROL PERSONS

    (1)                    PROVIDING A LIST OF SECURITIES.

                  You must provide the Review Officer with a complete listing of all securities you beneficially own as of [ ]. Each following year, you must submit a revised list to the Review Officer showing the securities you beneficially own as of [December 31st]. You must submit the initial listing within 10 days of the date you first become a trustee, and each update no later than 30 days after the start of the year.

                  You are NOT required to provide this list of securities if:

                 o you are required to provide this information under a code of ethics described in Section VII of the Trust's Code, OR

                 o you are not currently affiliated with or employed by the Trust's investment adviser(s) or distributor.

    (2)                    REQUIRED TRANSACTION REPORTS.

                  You must report transactions in securities on a quarterly basis. You must submit your report to the Review Officer no later than 10 days after the end of the calendar quarter in which the transaction to which the report relates was effected. A Quarterly Personal Securities Transactions Report is included as Appendix B.

                  The Review Officer will submit quarterly reports with respect to his or her own personal securities transactions to an officer designated to receive his or her reports (the "Alternate Review Officer"), who will act in all respects in the manner prescribed herein for the Review Officer.

                  If you had no reportable transactions during the quarter, you are still required to submit a report. Please note on your report that you had no reportable transactions during the quarter, and return it, signed and dated.

    (3)                    WHAT IF YOU ARE REQUIRED TO FILE REPORTS UNDER
                           ANOTHER CODE?

                  You are not required to report your transactions on a quarterly basis under this Code if you are required to file such reports under a code of ethics for an entity described in
                  Section VII of the Code that has a relationship IN THAT CAPACITY with the Trust.

    (4)                    WHAT SECURITIES ARE COVERED UNDER YOUR QUARTERLY
                           REPORTING REQUIREMENTS?

                  You must report all transactions in securities that: (i) you directly or indirectly beneficially own or (ii) because of the transaction, you acquire direct or indirect beneficial ownership.

    (5)                    WHAT SECURITIES AND TRANSACTIONS MAY BE EXCLUDED FROM
                           YOUR REPORT?

                  You  are  not  required  to  detail  or  list  the   following
securities or transactions on your report:

                  (A) Securities issued by the U.S. Government or its agencies, bankers' acceptances, bank certificates of deposit, commercial paper or mutual funds.

                  (B) Purchases or sales effected for any account over which you have no direct or indirect influence or control.

                  (C) Purchases you made solely with the dividend proceeds received in a dividend reinvestment plan or that are part of an automatic payroll deduction plan, where you purchase securities issued by your employer.

                  (D) Purchases arising from the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, as long as you acquired these rights from the issuer, and sales of such rights so acquired.

                  You may include a statement in your report that the report shall not be construed as your admission that you have any direct or indirect beneficial ownership in the security included in the report.

                                   APPENDIX A
                                   DEFINITIONS

Beneficial  ownership  means  the same as  under  Section  16 of the  Securities
Exchange Act of 1934. You should generally consider yourself the beneficial owner of any securities in which you have a direct or indirect pecuniary interest. In addition, you should consider yourself the beneficial owner of securities held by your spouse, your minor children, a relative who shares your home, or other persons by reason of any contract, arrangement, understanding or relationship that provides you with sole or shared voting or investment power.

Control means the same as that under in Section 2(a)(9) of the 1940 Act. Section 2(a)(9) provides that "control" means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company. Ownership of 25% or more of a company's outstanding voting security is presumed to give the holder thereof control over the company. This presumption may be countered by the facts and circumstances of a given situation.

Independent trustee means a trustee of a Fund who is not an "interested person" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

Interested trustee means a trustee of a Fund who is an "interested person" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

Purchase or sale of a security includes, among other things, the writing of an option to purchase or sell a security.

Security means the same as that set forth in Section 2(a)(36) of the 1940 Act, except that it does not include securities issued by the U.S. Government or its agencies, bankers' acceptances, bank certificates of deposit, commercial paper or registered, open-end mutual funds.

A security held or to be acquired by a Fund (or any Portfolio) means any security which, within the most recent 15 days, (i) is or has been held by the Fund (or any Portfolio), or (ii) is being or has been considered by the Fund's adviser or sub-adviser for purchase by the Fund (or any Portfolio).

A security is being purchased or sold by the Fund (or any Portfolio) from the time a purchase or sale program has been communicated to the person who places buy and sell orders for the Fund (or Portfolio) until the program has been fully completed or terminated.

A security is being considered for purchase or sale when [research reports? watch lists?].

Special Purpose Investment Personnel means a person not covered by a code of ethics described in Section VII, but who, WHILE PERFORMING HIS OR HER REGULAR FUNCTIONS IN CONNECTION WITH A FUND OR ANY PORTFOLIO (including, where appropriate, attending Board meetings and other meetings where official Fund business is discussed or carried on), obtains information regarding purchases or sales of securities or securities being considered for purchase or sale by any Portfolio.

                                   APPENDIX B
                QUARTERLY PERSONAL SECURITIES TRANSACTIONS REPORT

Name of Reporting Person:
Calendar Quarter Ended:

------------ --------------- ------------ -------------------- -------------- -------- -----------------------------

  Name of                                                                               Name of Broker, Dealer or
  Issuer        Date of       Title of      No. of Shares/        Type of               Bank Effecting Transaction
              Transaction     Security     Principal Amount     Transaction    Price

------------ --------------- ------------ -------------------- -------------- -------- -----------------------------


------------ --------------- ------------ -------------------- -------------- -------- -----------------------------


------------ --------------- ------------ -------------------- -------------- -------- -----------------------------


------------ --------------- ------------ -------------------- -------------- -------- -----------------------------


------------ --------------- ------------ -------------------- -------------- -------- -----------------------------


------------ --------------- ------------ -------------------- -------------- -------- -----------------------------


------------ --------------- ------------ -------------------- -------------- -------- -----------------------------


------------ --------------- ------------ -------------------- -------------- -------- -----------------------------


------------ --------------- ------------ -------------------- -------------- -------- -----------------------------


------------ --------------- ------------ -------------------- -------------- -------- -----------------------------



If you had no reportable transactions during the quarter, please check here. |_| If you disclaim beneficial ownership of one or more securities reported above, please describe below and indicate which securities are at issue.



Signature                                      Date

                  ANNUAL LIST OF BENEFICIALLY OWNED SECURITIES

Name of Reporting Person:
If this is the first time you have provided a list of securities, please check here. |_|

---------------------------------------------------------- ----------------------------------------------------------------


                     Name of Issuer
                                                                                  Title of Security

---------------------------------------------------------- ----------------------------------------------------------------


---------------------------------------------------------- ----------------------------------------------------------------


---------------------------------------------------------- ----------------------------------------------------------------


---------------------------------------------------------- ----------------------------------------------------------------


---------------------------------------------------------- ----------------------------------------------------------------


---------------------------------------------------------- ----------------------------------------------------------------


---------------------------------------------------------- ----------------------------------------------------------------


---------------------------------------------------------- ----------------------------------------------------------------


---------------------------------------------------------- ----------------------------------------------------------------


---------------------------------------------------------- ----------------------------------------------------------------


If you own no securities, please check here. |_|
If you intend to disclaim beneficial ownership of one or more securities listed above, please describe below and indicate which securities are at issue.



Signature                                      Date